                                          6
SERVUS LIFE INSURANCE COMPANY
 VARIABLE LIFE INSURANCE
SERVUS LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO
P.O. BOX 2999                                           Modified Single Premium
HARTFORD, CT  06104-2999                       Variable Life Insurance Policies
TELEPHONE (800)862-6668

This Prospectus describes information you should know before you purchase Servus Life Insurance Company Variable Life Insurance. Please read it carefully.

Servus Life Insurance Company Variable Life Insurance is a contract between you and Servus Life Insurance Company where you agree to make payments to us and we agree to pay a death benefit to your beneficiaries. It is a modified single premium variable life insurance policy. It is:

X Modified single premium, because you pay one large single payment, and under certain circumstances you may add payments.
X Variable, because the value of your life insurance policy will fluctuate with the performance of the stock market.

After purchase, you allocate your payments to "Sub-Accounts" or subdivisions of our Separate Acount, an account that keeps your life insurance policy assets separate from our company assets. These Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. This life insurance policy offers you funds with investment strategies ranging from conservative to aggressive and you may pick those funds that meet your investment style. The Sub-Accounts and the funds are listed below:

- Hartford Bond HLS Fund Sub-Account which purchases Class IA shares of Hartford Bond HLS Fund, Inc.

- Hartford High Yield HLS Fund Sub-Account which purchases Class IA shares of Hartford High Yield HLS Fund of Hartford Series Fund, Inc.

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                                          7

- Hartford Index HLS Sub-Account which purchases Class IA shares of Hartford Index HLS Fund, Inc.

- Hartford Money Market HLS Fund Sub-Account which purchases Class IA shares of Hartford Money Market HLS Fund, Inc.

- Hartford Mortgage Securities HLS Fund Sub-Account that purchases Class IA shares of Hartford Mortgage Securities HLS Fund, Inc.

If you decide to buy this life insurance policy, you should keep this prospectus for your records. Although we file the Prospectus with the Securities and Exchange Commission, the Commission doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the Securities and Exchange Commission does these things may be guilty of a criminal offense.

This Prospectus can also be obtained from the Securities and Exchange Commissions' website (HTTP://WWW.SEC.GOV).

This life insurance policy IS NOT:
-    a bank deposit or obligation
-    federally insured
-    endorsed by any bank or governmental agency
-    available for sale in all states

Prospectus Dated:  May 1, 2002

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                                          8

                                 TABLE OF CONTENTS

                                                                                PAGE
SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
ABOUT US . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
Servus Life Insurance Company. . . . . . . . . . . . . . . . . . . . . . .       16
The Separate Account . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
The Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
YOUR POLICY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18
Application. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
Allocation of Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .       19
Accumulation Unit Values . . . . . . . . . . . . . . . . . . . . . . . . .       20
DEDUCTIONS AND CHARGES . . . . . . . . . . . . . . . . . . . . . . . . . .       20
Chart of Deduction and Charges . . . . . . . . . . . . . . . . . . . . . .       21
Cost of Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       22
Administrative Charge. . . . . . . . . . . . . . . . . . . . . . . . . . .       23
Annual Maintenance Fee . . . . . . . . . . . . . . . . . . . . . . . . . .       23
Surrender Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23
Your Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24
      Option 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24
      Option 2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25
Other Deductions or Charges. . . . . . . . . . . . . . . . . . . . . . . .       26
POLICY BENEFITS AND RIGHTS . . . . . . . . . . . . . . . . . . . . . . . .       26
Death Benefit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Account Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       27
Transfer of Account Value. . . . . . . . . . . . . . . . . . . . . . . . .       27
Policy Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       28
Amount Payable on Surrender of the Policy. . . . . . . . . . . . . . . . .       29
Partial Surrenders . . . . . . . . . . . . . . . . . . . . . . . . . . . .       29
Benefits at Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Lapse and Reinstatement. . . . . . . . . . . . . . . . . . . . . . . . . .       30
Cancellation and Exchange Rights . . . . . . . . . . . . . . . . . . . . .       30
Suspension of Valuation, Payments and Transfers. . . . . . . . . . . . . .       31
LAST SURVIVOR POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . .       31
OTHER MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Limit on Right to Contest. . . . . . . . . . . . . . . . . . . . . . . . .       33
Misstatement as to Age or Sex. . . . . . . . . . . . . . . . . . . . . . .       33
Settlement Provisions. . . . . . . . . . . . . . . . . . . . . . . . . . .       33
Beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       35
Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36

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                                          9

Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36
EXECUTIVE OFFICERS AND DIRECTORS . . . . . . . . . . . . . . . . . . . . .       36
HOW WE SELL OUR POLICY . . . . . . . . . . . . . . . . . . . . . . . . . .       38
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS . . . . . . . . . . . . . . .       39
FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . .       40
General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       40
Taxation of Royal and the Separate Account . . . . . . . . . . . . . . . .       40
Income Taxation of Policy Benefits . . . . . . . . . . . . . . . . . . . .       40
Last Survivor Policies . . . . . . . . . . . . . . . . . . . . . . . . . .       41
Modified Endowment Policies. . . . . . . . . . . . . . . . . . . . . . . .       41
Estate and Generation Skipping Taxes . . . . . . . . . . . . . . . . . . .       42
Diversification Requirements . . . . . . . . . . . . . . . . . . . . . . .       42
Ownership of the Assets in the Separate Account. . . . . . . . . . . . . .       43
Life Insurance Purchased for Use in Split Dollar Arrangements. . . . . . .       44
Federal Income Tax Withholding . . . . . . . . . . . . . . . . . . . . . .       44
Non-Individual Ownership of Policies . . . . . . . . . . . . . . . . . . .       45
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       45
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. .       45
LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       46
LEGAL MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       46
EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       47
REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . .       47
APPENDIX A -- SPECIAL INFORMATION FOR POLICIES PURCHASED IN NEW YORK . . .       48
APPENDIX B -- ILLUSTRATIONS OF BENEFITS. . . . . . . . . . . . . . . . . .       51

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                                         10

                                   SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT VALUE: The current value of the Sub-Accounts plus the value of the Loan Account under the Policy.

ACCUMULATION UNIT: A unit of measure we use to calculate the value of a Sub-Account.

ANNUAL WITHDRAWAL AMOUNT: The amount that can be withdrawn in any Policy Year before we charge you a surrender charge.

ANNUITY UNIT: A unit of measure we use to calculate the amount of annuity payments.

ATTAINED AGE:  The Issue Age plus the number of fully completed Policy Years.

CASH SURRENDER VALUE:  The Cash Value less all Indebtedness.

CASH VALUE: The Account Value less any Surrender Charge and any Unamortized Tax charge due upon surrender.

CODE:  The Internal Revenue Code of 1986, as amended.

COVERAGE AMOUNT:  The Death Benefit less the Account Value.

DEATH BENEFIT:  The greater of (1) the Face Amount specified in the Policy or
(2) the Account Value on the date of death multiplied by a stated percentage as specified in the Policy.

DEATH PROCEEDS: The amount that Servus will pay on the death of the Insured. This equals the Death Benefit less any Indebtedness.

DEDUCTION AMOUNT: A deduction on the Policy Date and on each Monthly Activity Date for the cost of insurance, Tax Expense charges under Option 1, an administrative charge and a mortality and expense risk charge.

FACE AMOUNT: On the Policy Date, the Face Amount is the amount shown on the Policy's Specifications page. Thereafter, the Face Amount is reduced in proportion to any partial surrenders.

FUNDS: The registered management investment companies in which assets of the Separate Account may be invested.

GUIDELINE SINGLE PREMIUM:  The "Guideline Single Premium" as defined in
Section 7702 of the Code.

HOME OFFICE: Currently located at 200 Hopmeadow Street, Simsbury, Connecticut; however, the mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999.

INDEBTEDNESS: All monies owed to Servus by the Policy Owner, including all outstanding loans on the Policy, any interest due or accrued and any unpaid Deduction Amount or annual maintenance fee arising during a grace period.

INSURED:  The person on whose life the Policy is issued.

ISSUE AGE: As of the Policy Date, the Insured's age on Insured's last birthday.

LOAN ACCOUNT: An account in Servus's General Account, established for any amounts transferred from the Sub-Accounts for requested loans. The Loan Account credits a fixed rate of interest that is not based on the investment experience of the Separate Account.

MONTHLY ACTIVITY DATE: The day of each month on which any deductions or charges are subtracted from the Account Value of the Policy. Monthly Activity Dates occur on the same day of the month as the Policy Date.

POLICY: The Policy is the individual Policy and any endorsements or riders. If you are enrolled under a group Policy, the Policy is a certificate.

POLICY ANNIVERSARY:   The anniversary of the Policy Date.

POLICY DATE: The date from which Policy Anniversaries and Policy Years are measured.

POLICY LOAN RATE: The interest rate charged on Policy loans.

POLICY OWNER OR YOU: The owner of the Policy

POLICY OWNER OPTIONS: You may elect one of two options offered by Servus to pay Mortality and Expense Risk charges and certain tax related charges. You must elect the option at the time the Policy is issued and the option cannot be changed once the Policy is issued. The following options are available:

         OPTION 1: ASSET BASED CHARGES: Under this option you elect to pay a Mortality and Expense Risk charge that is deducted monthly from Account Value at an annual rate of .90% in Policy Years 1 through 10 and at an annual rate of .50% in Policy Years 11 and beyond; a Tax Expense charge that is also deducted monthly at an annual rate of .40% for the first 10 Policy Years and an Unamortized Tax charge that is imposed during the first 9 Policy Years on surrenders or partial surrenders according to the rate set forth in "Deductions and Charges - Policy Owner Options - Unamortized Tax Charge." See "Deductions and Charges - Policy Owner Options."

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                                         12

         OPTION 2: FRONTED CHARGES: Under this option you elect to pay a Mortality and Expense Risk charge that is deducted monthly from Account Value at an annual rate of .65% in Policy Years 1 through 10 and an annual rate of .50% in Policy Years 11 and beyond and a Tax Expense charge that is deducted from any Premium payment in all Policy Years at an annual rate of 4.0%. This option is not available in all states. See "Deductions and Charges - Policy Owner Options."

POLICY YEAR: The twelve months between Policy Anniversaries.

SEPARATE ACCOUNT: For this life insurance policy, the separate acccount is Servus Life Insurance Company Separate Account Two.

SERVUS OR US:  Servus Life Insurance Company.

SUB-ACCOUNT:  The subdivisions of the Separate Account.

SURRENDER CHARGE: A charge which may be assessed upon surrender of the Policy or partial surrenders in excess of the Annual Withdrawal Amount.

VALUATION DAY: The date on which the Sub-Account is valued. The Valuation Day is every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

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                                         13

                                      SUMMARY

HOW DO I PURCHASE THE LIFE INSURANCE POLICY?

You apply for life insurance by completing an application. If you are between the age of 35 and 80, you may be eligible for simplified underwriting without a medical examination. If you are accepted, you pay one large single premium. Under certain circumstances you may be able to add additional premiums.

For a limited time, at least 10 days after you receive your life insurance policy, you may cancel it without paying a surrender charge. A longer period is provided in certain cases.

WHAT IS THE DEATH BENEFIT?


You designate a beneficiary who will receive the death benefit if you die while the policy is in force. The policy pays a minimum death benefit, called the "face amount." The actual death benefit may be larger than the face amount if the underlying investments of the policy perform well.

DOES THE POLICY HAVE CASH VALUES?

Yes. The value of your life insurance policy will fluctuate with the performance of the underlying investments. You may transfer amounts among your investment options, subject to restrictions.

WHAT TYPE OF SURRENDER CHARGE WILL I PAY?

You don't pay a sales charge when you purchase your policy. We may charge you deferred sales charge when you terminate or withdraw amounts invested in your policy. We assess a surrender charge on amounts withdrawn that exceed 10% of the total amounts you have paid into your policy if these amounts have been in your policy for less than seven years. The surrender charge is applied to amounts withdrawn that exceed 10% of the total amounts paid in and will depend on the length of time the payment you made has been in your policy. If the amount you paid has been in your policy:

X    For less than three years, the charge is 7.5%.
X For more than three years and less than five years, the charge is 6%. X For more than five years and less than seven years, the charge is 4%. X For more than seven years and less than nine years, the charge is 2%.

You won't be charged a surrender charge on:
X    Payments that have been in your policy for more than nine years.
X    distributions made due to death

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                                         14

X    most payments we make to you as part of an annuity option

See "Surrender Charge" for a complete description of how sales charges are assessed.

WHAT INSURANCE CHARGES ARE ASSESSED UNDER THE POLICY?

We will deduct an amount from your policy each month to cover certain charges. These charges include a cost of insurance charge, a tax expense charge under Option 1, an administrative charge and a mortality and expense risk charge. If your policy is worth less than $50,000, or if you terminate your policy, we will deduct an annual maintenance fee of $30.

You may choose to pay these charges under one of two options. Once chosen, you cannot change your option:

     UNDER OPTION 1:
     X We will deduct a mortality and expense risk charge each month at an annual rate of .90% during the first 10 years of your policy, and thereafter at an annual rate of .50%.
     X We will deduct a tax expense charge each month at an annual rate of .40% during the first 10 years of your policy.
     X We will deduct an unamortized tax charge during the first 9 years on withdrawals, according to a schedule of rates described in "Deductions and Charges- Policy Owner Options - Unamortized Tax Charge."

     UNDER OPTION 2: (May not be available in all states)
     X We will deduct a mortality and expense risk charge each month at an annual rate of .65% during the first 10 years of your policy, and thereafter at an annual rate of .50%.
     X We will deduct a tax expense charge from your premium at an annual rate of 4.0%.

WHAT FEES DO I PAY TO THE UNDERLYING INVESTMENT PORTFOLIOS?
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                                      15

                         ANNUAL FUND OPERATING EXPENSES
                         (as a percentage of net assets)

-------------------------------------------- ------------------ -------------------- ------------
                                             Management         Other Expenses       Total Fund
                                             Fees                                    Operating
                                                                                     Expenses
-------------------------------------------- ------------------ -------------------- ------------
Hartford Bond HLS Fund                              0.48%                 0.03%          0.51%
-------------------------------------------- ------------------ -------------------- ------------
Hartford High Yield HLS Fund                        0.77%                 0.04%          0.81%
-------------------------------------------- ------------------ -------------------- ------------
Hartford Index HLS Fund                             0.40%                 0.03%          0.43%
-------------------------------------------- ------------------ -------------------- ------------
Hartford Money Market HLS Fund                      0.45%                 0.03%          0.48%
-------------------------------------------- ------------------ -------------------- ------------
Hartford Mortgage Securities HLS Fund               0.45%                 0.03%          0.48%
-------------------------------------------- ------------------ -------------------- ------------

CAN I TAKE OUT ANY OF MY MONEY?

X You may withdraw all or part of amounts available in your policy at any time.

X Each year you may withdraw up to 10% of your payments without having to pay a sales charge.

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                                         16

You may have to pay tax on the money you take out and, if you take money out before you are 59 1/2 you may have to pay a tax penalty.

You may choose to convert your surrender into one of our payment options, without a sales charge.

MAY I TAKE A LOAN ON THE POLICY?

Yes. The policy provides for two types of cash loans. The policy secures the loans. Loans may not exceed 90% of the policy's cash value.

IS IT POSSIBLE FOR THE POLICY TO TERMINATE?

Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges and fees. If this occurs, Servus will notify you in writing. You will then have a 61-day grace period in order for you to pay additional amounts to prevent the policy from terminating.


WHAT ABOUT TAXES?

Under current tax law, your beneficiaries will receive the death benefit free of federal income tax. However, you will subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax.



                                      ABOUT US
                                      --------

                            SERVUS LIFE INSURANCE COMPANY

Servus Life Insurance Company ("Servus"), (formerly known as Royal Life Insurance Company of America) is a stock life insurance company engaged in the business of writing life insurance in all states of the United States and the District of Columbia. Servus was originally incorporated under the laws of Connecticut on September 16, 1963. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 5085, Hartford, CT 06104-5085. Servus is a wholly owned subsidiary of Hartford Life Insurance Company. On December 31, 1997, all of the common stock of Servus was purchased from Royal Maccabees Life Insurance Company. Servus is ultimately controlled by Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                                THE SEPARATE ACCOUNT

Separate Account Two ("Separate Account") is a separate account of Servus established on September 1, 1998 pursuant to the insurance laws of the State of Connecticut and it is organized as a unit investment trust registered with the Securities and Exchange Commission under the

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                                         17

Investment Company Act of 1940. The Separate Account meets the definition of "separate account" under federal securities law. Under Connecticut law, the assets of the Separate Account are held exclusively for the benefit of Policy Owners and persons entitled to payments under the Policies. The assets of the Separate Account are not chargeable with liabilities arising out of any other business which Servus may conduct.

                                    THE FUNDS

Hartford HLS Funds are sponsored and administered by Hartford. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.

Each Hartford HLS Fund, except for Hartford High Yield HLS Fund, is a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company. Hartford High Yield HLS Fund is a diversified series of Hartford Series Fund, Inc., a Maryland corporation, also registered with the Securities and Exchange Commission as an open-end management investment company. The shares of each Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this Policy.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

The investment goals of each of the Funds are as follows:

HARTFORD BOND HLS FUND - Seeks a high level of current income, consistent with a competitive total return, as compared to bond Funds with similar investment objectives and policies, by investing primarily in debt securities. Sub-advised by HIMCO.

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                                         18

HARTFORD HIGH YIELD HLS FUND - Seeks high current income by investing in non-investment grade debt securities. Growth of capital is a secondary objective. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please read the prospectus for this Fund. Sub-advised by HIMCO.

HARTFORD INDEX HLS FUND - Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate. Sub-advised by HIMCO.

HARTFORD MONEY MARKET HLS FUND - Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.

HARTFORD MORTGAGE SECURITIES HLS FUND - Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.

ADMINISTRATIVE SERVICES - Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative services and the Funds pay a fee to Hartford that is usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family.

*"STANDARD & POOR'S," "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," "STANDARD & POOR'S 500," AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD. THE INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE HARTFORD INDEX HLS FUND.

                                    YOUR POLICY

APPLICATION

If you wish to purchase a Policy, you must submit an application to Servus. A Policy will be issued only on the lives of Insureds age 90 and under who supply evidence of insurability satisfactory to Servus. Acceptance is subject to Servus's underwriting rules and Servus reserves the right to reject an application for any reason. IF AN APPLICATION FOR A POLICY IS REJECTED, THEN YOUR INITIAL PREMIUM WILL BE RETURNED ALONG WITH AN ADDITIONAL AMOUNT FOR INTEREST, BASED ON THE CURRENT RATE BEING CREDITED BY SERVUS. No change in the terms or conditions of a Policy will be made without your consent.

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                                         19

The Policy will be effective on the Policy Date only after Servus has received all outstanding delivery requirements and received the initial premium. The Policy Date is the date used to determine all future cyclical transactions on the Policy, E.G., Monthly Activity Date, Policy Months and Policy Years. The Policy Date may be prior to, or the same as, the date the Policy is issued ("Issue Date").

If the Coverage Amount is over then current limits established by Servus, the initial payment will not be accepted with the application. In other cases where Servus receives the initial payment with the application, Servus will provide fixed conditional insurance during underwriting according to the terms of conditional receipt established by Servus. The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age. If no fixed conditional insurance was in effect, on Policy delivery, Servus will require a sufficient payment to place the insurance in force.

PREMIUMS

The Policy permits you to pay a large single premium and, subject to restrictions, additional premiums. You may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules, which are subject to change, applicants between ages 35 and 80 may be eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For applicants who are below age 35 or above age 80, or who do not meet simplified underwriting eligibility, full underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines.

Additional premiums are allowed if they do not cause the Policy to fail to meet the definition of a life insurance Policy under Section 7702 of the Code. The amount and frequency of additional premium payments will affect the Cash Value and the amount and duration of insurance. Servus may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium Servus will accept is $10,000. Servus may accept less than $10,000 under certain circumstances. Premium which does not meet the tax qualification guidelines for life insurance under the Code will not be applied to the Policy.

ALLOCATION OF PREMIUMS

Within three business days of receipt of a completed application and the initial premium payment at Servus's Home Office, Servus will allocate the entire premium payment to the Hartford Money Market Sub-Account. After the expiration of the right to cancel period, the Account Value in Hartford Money Market Sub-Account will be allocated among the Funds in whole percentages to purchase Accumulation Units in the applicable Sub-Accounts as you direct in the application. Premiums received on or after the expiration of the right to cancel period will be allocated among the Sub-Accounts to purchase Accumulation Units in such Sub-Accounts as directed by you or, in the absence of directions, as specified in the original application. The number of Accumulation

Units in each Sub-Account to be credited to a Policy (including the initial allocation to Hartford Money Market Sub-Account) will be determined first by multiplying the premium payment by the percentage to be allocated to each Fund to determine the portion to be invested in the Sub-Account. Each portion to be invested in each Sub-Account is then divided by the Accumulation Unit Value of that particular Sub-Account next computed after receipt of the premium payment.

ACCUMULATION UNIT VALUES

The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit Value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Sub-Account is the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share dividends or capital gains by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period. Refer to the Funds' prospectuses accompanying this Prospectus for a description of how the assets of each Fund are valued, since such determination has a direct bearing on the Accumulation Unit Value of the Sub-Account and therefore the Account Value of a Policy. See, also, "Policy Benefits and Rights -- Account Value."

All valuations in connection with a Policy, E.G., with respect to determining Account Value and Cash Surrender Value and in connection with Policy Loans, or calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Policy with each premium, other than the initial premium, will be made on the date the request or payment is received by Servus at its Home Office if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

                           DEDUCTIONS AND CHARGES

The deduction or charges associated with this Policy are subtracted, depending on the type of deduction or charge, from Premium payments as they are made, upon surrender or partial surrender of the Policy, on the Policy Anniversary Date or on a monthly pro rated basis from each Sub-Account ("Deduction Amount").

Deductions are taken from Premium payments before allocations to the Sub-Accounts are made. Monthly Deduction Amounts are subtracted on the Policy Date and on each Monthly Activity Date after the Policy Date to cover charges and expenses incurred in connection with a Policy. Each Deduction Amount will be subtracted pro rata from each Sub-Account such that the proportion of Account Value of the Policy attributable to each Sub-Account remains the same before and after the deduction. The Deduction Amount will
vary from month to month.   If the Cash Surrender Value is not sufficient to
cover a Deduction Amount due on any Monthly Activity Date, the Policy may lapse. See "Policy Benefits and Rights -- Lapse and Reinstatement."

The Policy Owner may elect one of two options offered by Servus to pay the Mortality and Expense Risk charge, the Tax Expense charge and any Unamortized Tax charge. Once selected, the option may not be changed. Option 2 may not be available in all states.

The following chart illustrates the charges and deductions associated with this Policy. For a more detailed discussion see the descriptions below:

-------------------------------------------------------------------------------
 DEDUCTION OR        DEDUCTED FROM ALL   WHEN DEDUCTION IS   AMOUNT DEDUCTED
 CHARGE              POLICIES            MADE
-------------------------------------------------------------------------------
 Cost of Insurance           Yes               Monthly       Individualized
                                                             depending on age,
                                                             sex and other
                                                             factors
-------------------------------------------------------------------------------
 Administrative              Yes               Monthly       .25% of amounts
 Charge                                                      allocated to the
                                                             Separate Account
-------------------------------------------------------------------------------
 Annual Maintenance  Only Policies with  On the Policy       $30.00
 Fee                 an Account Value    Anniversary Date
                     of less than        or upon surrender
                     $50,000 on the      of the Policy
                     Policy Anniversary
                     Date or date of
                     surrender
-------------------------------------------------------------------------------
 Surrender Charge    Yes                 Upon surrender or   A percentage of
                                         partial surrender   the amount
                                         of the Policy       surrendered,
                                                             depending on the
                                                             Policy Year, which
                                                             is attributable to
                                                             premiums paid
-------------------------------------------------------------------------------
 Tax Expense Charge          Yes         Under Option 1:     Under Option 1:
                                         Monthly             .40% of Account
                                                             Value for Policy
                                         Under Option 2:     Years 1-10
                                         Receipt of premium
                                         payment             Under Option 2: 4%
                                                             of each premium
                                                             payment in all
                                                             Policy Years
-------------------------------------------------------------------------------
 Mortality and               Yes              Monthly        Under Option 1:
 Expense Risk                                                .90% of Account
 Charge                                                      Value in Policy
                                                             Years 1-10 and
                                                             .50%
-------------------------------------------------------------------------------

                                         22

-------------------------------------------------------------------------------
                                                             for Policy Years
                                                             11 and beyond.
-------------------------------------------------------------------------------
                                                             Under Option 2:
                                                             .65% of Account
                                                             Value in Policy
                                                             Years 1-10 and
                                                             .50% for Policy
                                                             years 11 and
                                                             beyond
-------------------------------------------------------------------------------
 Unamortized Tax     No, only under      Upon surrender or   A percentage of
 Charge              Option 1            partial surrender   the Account Value
                                         of the Policy       depending on the
                                                             Policy Year the
                                                             surrender takes
                                                             place.
-------------------------------------------------------------------------------

COST OF INSURANCE CHARGE: The cost of insurance charge covers Servus's anticipated mortality costs for standard and substandard risks. Current cost of insurance rates are lower after the tenth Policy Year and are based on whether 100%, 90% or 80% of the Guideline Single Premium has been paid at issue. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. This charge is a guaranteed maximum monthly rate multiplied by the Coverage Amount on the Policy Date or any Monthly Activity Date. For Policies eligible for simplified underwriting, standard risks have a guaranteed cost of insurance rate is 125% of the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Table through age 90, grading down to 100% of the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Table at age 100 (age last birthday). For Policies not eligible for simplified underwriting, standard risks have a guaranteed cost of insurance of 100% of the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Table. (Unisex rates may be required in some states.) A table of guaranteed cost of insurance rates per $1,000 will be included in each Policy; however, Servus reserves the right to use rates less than those shown in the Table. Substandard risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Table (age last birthday). The multiple will be based on the Insured's substandard rating.

The Coverage Amount is first set on the Policy Date and then on each Monthly Activity Date. On such days, it is the Death Benefit less the Account Value subject to a Minimum Coverage Amount. The Coverage Amount remains level between the Monthly Activity Dates. The Coverage Amount may be adjusted to continue to qualify the Policies as life insurance Policies under the current federal tax law. Under that law, the Minimum Coverage Amount is a stated percentage of the Account Value of the Policy determined on each Monthly Activity Date. The percentages vary according to the attained age of the Insured.

EXAMPLE:

Face Amount = $100,000
Account Value on the Monthly Activity Date = $70,000
Insured's attained age = 60
Minimum Coverage Amount percentage for age 60 = 30%

On the Monthly Activity Date, the Coverage Amount is $30,000. This is calculated by subtracting the Account Value on the Monthly Activity Date ($70,000) from the Face Amount ($100,000), subject to a possible Minimum Coverage Amount adjustment. This Minimum Coverage Amount is determined by taking a percentage of the Account Value on the Monthly Activity Date. In this case, the Minimum Coverage Amount is $21,000 (30% of $70,000). Since $21,000 is less than the Face Amount less the Account Value ($30,000), no adjustment is necessary. Therefore, the Coverage Amount will be $30,000.

Assume that the Account Value in the above example was $90,000. The Minimum Coverage Amount would be $27,000 (30% of $90,000). Since this is greater than the Face Amount less the Account Value ($10,000), the Coverage Amount for the Policy Month is $27,000. (For an explanation of the Death Benefit, see "Policy Benefits and Rights -- Death Benefit.")

Because the Account Value and, as a result, the Coverage Amount under a Policy may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date.

ADMINISTRATIVE CHARGE: Servus will deduct monthly from the Account Value attributable to the Separate Account an administrative charge equal to an annual rate of 0.25%. This charge compensates Servus for administrative expenses incurred in the administration of the Separate Account and the Policies.

ANNUAL MAINTENANCE FEE

If the Account Value on a Policy Anniversary or on the date the Policy is surrendered is less than $50,000, Servus will deduct on such date an annual maintenance fee of $30. This fee will help reimburse Servus for administrative and maintenance costs of the Policies. The sum of the monthly administrative charges and the annual maintenance fee will not exceed the cost Servus incurs in providing administrative services under the Policies. Servus reserves the right to waive the Annual Maintenance Fee under certain conditions.

SURRENDER CHARGE

Upon surrender of the Policy or partial surrenders in excess of the Annual Withdrawal Amount, a Surrender Charge may be assessed. In Policy Years 1 through 3, this charge is 7.5% of surrendered Account Value attributable to premiums paid. In Policy Years 4 through 5, this charge is 6%. In Policy
Years 6 through 7, this charge is 4%.   In Policy Years 8 through 9, this
charge is 2%.  After the ninth Policy Year, there is no charge.

In determining the Surrender Charge and any Unamortized Tax charge discussed below, any surrender or partial surrender during the first ten Policy Years will be deemed first from premiums paid and then from earnings. If an amount equal to all premiums paid has been withdrawn, no charge will be assessed on a surrender of the remaining Account Value.

The Surrender Charge is imposed to cover a portion of the sales expense incurred by Servus in distributing the Policies. This expense includes agents commissions, advertising and the printing of prospectuses. See "Policy Benefits and Rights -- Amount Payable on Surrender of the Policy."

YOUR OPTIONS

In addition to the deductions and charges described above, you, at the time the Policy is issued, will elect one of two options described below to pay charges relating to certain taxes and mortality and expense risk charges. The option you select may affect Policy Value.

     OPTION 1:  ASSET-BASED CHARGES:  Under this payment option, you will pay:

MORTALITY AND EXPENSE RISK CHARGE: Servus will deduct monthly from the Account Value attributable to the Separate Account for Policy Years 1 through 10 a charge equal to an annual rate of 0.90% for the mortality risks and expense risks Servus assumes in relation to the variable portion of the Policies. In Policy Years 11 and beyond, the charge drops to an annual rate of 0.50% for the mortality risks and expense risks Servus assumes in relation to the variable portion of the Policies. The mortality risk assumed is that the cost of insurance charges specified in the Policy will be insufficient to meet claims. Servus also assumes a risk that the Face Amount (the minimum Death Benefit) will exceed the Coverage Amount on the date of death plus the Account Value on the date Servus receives written notice of death. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. Servus may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost it incurs in distributing the Policies and the proceeds of the Surrender Charge. The mortality and expense risk charge is deducted while the Policy is in force, including the duration of a payment option.

TAX EXPENSE CHARGE: Servus will deduct monthly from the Account Value a charge equal to an annual rate of 0.40% for the first ten Policy Years. This charge compensates Servus for premium taxes imposed by various states and local jurisdictions and for the cost of the capitalization of certain policy acquisition expenses under Section 848 of the Code. The charge includes a premium tax deduction of 0.25% and Section 848 costs of 0.15%. The 0.25% premium tax deduction over ten Policy Years approximates Servus's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, Servus does not expect to make a profit from this deduction. The 0.15% charge helps reimburse Servus for approximate expenses incurred under Section 848 of the Code.

UNAMORTIZED TAX CHARGE: Under this option, during the first nine Policy Years, an Unamortized Tax charge will be imposed on surrender or partial surrenders. The Unamortized Tax charge is shown below, as a percentage of Account Value, at the end of each Policy Year:

   POLICY
    YEAR          RATE
   ------         ----
     1            2.25%
     2            2.00%
     3            1.75%
     4            1.50%
     5            1.25%
     6            1.00%
     7            0.75%
     8            0.50%
     9            0.25%
     10+          0.00%

After the ninth Policy Year, no Unamortized Tax charge will be imposed.

     OPTION 2:  FRONTED CHARGES:  Under this option, you will pay:

MORTALITY AND EXPENSE RISK CHARGE: In Policy Years 1 through 10, Servus will deduct monthly from the Account Value attributable to the Separate Account a charge equal to an annual rate of 0.65% for the mortality risks and expense risks Servus assumes in relation to the variable portion of the Policies. In Policy Years 11 and beyond, the charge drops to an annual rate of 0.50%. The mortality risk assumed is that the cost of insurance charges specified in the Policy will be insufficient to meet claims. Servus also assumes a risk that the Face Amount (the minimum Death Benefit) will exceed the Coverage Amount on the date of death plus the Account Value on the date Servus receives written notice of death. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. Servus may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost it incurs in distributing the Policies and the proceeds of the Surrender Charge. The mortality and expense risk charge is deducted while the Policy is in force, including the duration of a payment option.

TAX EXPENSE CHARGE: Servus will deduct from Premium payments a tax expense charge equal to an annual rate of 4.0% for all Policy Years. This charge compensates Servus for premium taxes imposed by various states and local jurisdictions and for the cost of capitalization of certain policy acquisition expenses under Section 848 of the Code. The charge includes a premium tax deduction of 2.5% and a Section 848 cost of 1.5%. The premium tax deduction approximates Servus's average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, Servus does not expect to make a profit from this deduction. The 0.15% charge helps reimburse Servus for approximate expenses incurred under Section 848 of the Code.

This Option may not be available in all states.

OTHER DEDUCTIONS OR CHARGES

CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses accompanying this Prospectus.

TAXES CHARGED AGAINST THE SEPARATE ACCOUNT

Currently, no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. Servus may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.

                             POLICY BENEFITS AND RIGHTS

DEATH BENEFIT

While in force, the Policy provides for the payment of the Death Proceeds to the named beneficiary when the Insured under the Policy dies. The Death Proceeds payable to the beneficiary equal the Death Benefit less any loans outstanding. The Death Benefit equals the greater of (1) the Face Amount or
(2) the Account Value multiplied by a specified percentage. The percentages vary according to the attained age of the Insured and are specified in the Policy. Therefore, an increase in Account Value may increase the Death Benefit. However, because the Death Benefit will never be less than the Face Amount, a decrease in Account Value may decrease the Death Benefit but never below the Face Amount.

     EXAMPLES:
--------------------------------------------------------------------------
                                         A                         B
--------------------------------------------------------------------------
 Face Amount                          $100,000                  $100,000
--------------------------------------------------------------------------
 Insured's Age                           40                        40
--------------------------------------------------------------------------
 Account Value on Date of Death       $46,500                   $34,000
--------------------------------------------------------------------------
 Specified Percentage                   250%                      250%
--------------------------------------------------------------------------

In Example A, the Death Benefit equals $116,250, I.E., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the Date of Death of $46,500, multiplied by the specified percentage of 250%). This amount less any outstanding loans constitutes the Death Proceeds which Servus would pay to the beneficiary.

In Example B, the death benefit is $100,000, I.E., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

All or part of the Death Proceeds may be paid in cash or applied under a "Payment Option." See "Other Matters -- Settlement Provisions."

ACCOUNT VALUE

The Account Value of a Policy will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Funds, the value of the Loan Account and the monthly Deduction Amounts. There is no minimum guaranteed Account Value.

The Account Value of a particular Policy is related to the net asset value of the Funds to which premiums on the Policy have been allocated. The Account Value on any Valuation Day is calculated by multiplying the number of Accumulation Units credited to the Policy in each Sub-Account as of the Valuation Day by the Accumulation Unit Value of that Sub-Account, and then summing the result for all the Sub-Accounts credited to the Policy and the value of the Loan Account. See "The Policy -- Accumulation Unit Values."

TRANSFER OF ACCOUNT VALUE

While the Policy remains in force, and subject to Servus's transfer rules then in effect, the Policy Owner may request that part or all of the Account Value of a particular Sub-Account be transferred to other Sub-Accounts. Servus reserves the right to restrict the number of such transfers to no more than 12 per Policy Year, with no two transfers being made on consecutive Valuation Days. Transfers may be made by written request or by calling toll free 1-800-862-6668 Transfers by telephone may be made by the agent of record or by the attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of Servus and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Servus will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Servus may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Servus follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded. Servus will send the Policy Owner a confirmation of the transfer within five days from the date of any instruction. IT IS THE RESPONSIBILITY OF THE POLICY
OWNER TO VERIFY THE ACCURACY OF ALL CONFIRMATIONS OF TRANSFERS AND TO
PROMPTLY ADVISE SERVUS OF ANY INACCURACIES WITHIN 30 DAYS OF RECEIPT OF THE CONFIRMATION.

LIMITATIONS ON TRANSFERS OF ACCOUNT VALUE - This Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in international arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in Fund pricing should not purchase this Policy. These abusive or disruptive transfers can have an adverse impact on management of a Fund, increase Fund expenses and affect Fund performance.

Effective November 15, 2001, we introduced a new policy for transfers between Sub-Accounts, which is designed to protect Policy Owners from abusive or disruptive trading activity:

- You may submit 20 Sub-Account transfers each Contract Year for each Contract by U.S. Mail, Voice Response Unit, Internet, telephone, or facsimile.

- Once these 20 Sub-Account transfers have been executed, you may submit any additional Sub-Account transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

We will apply the new procedure to your Policy during the period starting November 15, 2001 through the anniversary of your next policy date, and then during each Policy Year thereafter.

ABUSIVE TRANSFERS - Regardless of the number of transfers you have made, we will monitor Sub-Account transfers and we may terminate your transfer privileges until the anniversary of your next policy date if we determine that you are engaging in a pattern of transfers that is disadvantageous or potentially harmful to other Policy Owners. We will consider the following factors:

-        the dollar amount of the transfer;

-        the total assets of the Funds involved in the transfer;

-        the number of transfers completed in the current calendar quarter; or

- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies.

After your 20th transfer, or after any time we determine that you are engaging in a pattern of abusive transfers, we will send you a letter notifying you that your transfer privileges have been restricted or terminated, as applicable, until the anniversary of your next policy date.

None of these restrictions are applicable to Sub-Account transfers made under a Dollar Cost Averaging Program or other systematic transfer program.

We will continue to monitor transfer activity and we may modify these restrictions at any time.

As a result of a transfer, the number of Accumulation Units credited to the Sub-Account from which the transfer is made will be reduced by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day Servus receives the transfer request. The number of Accumulation Units credited to the Sub-Account to which the transfer is made will be increased by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day Servus receives the transfer request.

POLICY LOANS

While the Policy is in effect, a Policy Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from Servus. Both types of loans are secured by the Policy. The aggregate loans (including the currently applied for loan) may not exceed, at the time a loan is requested, 90% of the Cash Value.

The loan amount will be transferred pro rata from each Sub-Account attributable to the Policy (unless the Policy Owner specifies otherwise) to the Loan Account. The amounts allocated to the Loan Account will earn interest at a rate of 4% per annum (6% for "Preferred Loans"). The amount of the Loan Account that equals the difference between the Cash Value and the total of all premiums paid under the Policy is considered a "Preferred Loan."
 For exchanges which take place according to IRC Section 1035(a) that have an outstanding loan at the time of transfer, the difference between the Account Value and the total of all premiums paid under the Policy is considered a Preferred Loan. The loan interest rate that Servus will charge on all loans is 6% per annum. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro-rata basis from the Sub-Accounts to the Loan Account on each Monthly Activity Date. The proceeds of a loan will be delivered to the Policy Owner within seven business days of Servus's receipt of the loan request.

If the aggregate outstanding loan(s) secured by the Policy exceeds the Account Value of the Policy less any Surrender Charges and due and unpaid Deduction Amount, Servus will give written notice to the Policy Owner that, unless Servus receives an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Policy, the Policy may lapse.

All or any part of any loan secured by a Policy may be repaid while the Policy is still in effect.

When loan repayments or interest payments are made, they will be allocated among the Sub-Account(s) in the same percentage as premiums are allocated (unless the Policy Owner requests a different allocation) and an amount equal to the payment will be deducted from the Loan Account. Any outstanding loan at the end of a grace period must be repaid before the Policy will be reinstated. See "Policy Benefits and Rights -- Lapse and Reinstatement."

A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, a Policy Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Sub-Accounts earn less than the annual interest rate for amounts held in the Loan Account, the Policy Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Proceeds and Cash Surrender Value otherwise payable.

AMOUNT PAYABLE ON SURRENDER OF THE POLICY

While the Policy is in force, you may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Policy. Upon surrender, you will receive the Cash Surrender Value determined as of the day Servus receives your written request or the date you request whichever is later. The Cash Surrender Value equals the Account Value less any Surrender Charges and any Unamortized Tax charge and all Indebtedness. Servus will pay the Cash Surrender Value of the Policy within seven days of receipt by Servus of the written request or on the effective surrender date you request, whichever is later. The Policy will terminate on the date of receipt of the written request, or the date you request the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Policy, see "Federal Tax Considerations."

If you choose to apply the surrender proceeds to a payment option (see "Other Matters -- Settlement Provisions."), the Surrender Charge will not be imposed to the surrender proceeds applied to the option. In other words, the surrender proceeds will equal the Cash Surrender Value without reduction for the Surrender Charge. However, any Unamortized Tax charge, if applicable, will be deducted from the surrender proceeds to be applied. In addition, amounts withdrawn from payment Option 1, Option 5 or Option 6 will be subject to any applicable Surrender Charge.

PARTIAL SURRENDERS

While the Policy is in force, you may elect, by written request, to make partial surrenders from the Cash Surrender Value. The Cash Surrender Value, after partial surrender, must at least equal Servus's minimum amount rules then in effect; otherwise, the request will be treated as a request for full surrender. The partial surrender will be deducted pro rata from each Sub-Account, unless you instruct otherwise. The Face Amount will be reduced proportionate to the reduction in the Account

Value due to the partial surrender. Partial surrenders in excess of the Annual Withdrawal Amount will be subject to the Surrender Charge and any Unamortized Tax charges. See "Deductions and Charges --Surrender Charge," and "Deductions and Charges -- Policy Owner Option 1." For a discussion of the tax consequences of partial surrenders, see "Federal Tax Considerations."

BENEFITS AT MATURITY

If the Insured is living on the "Maturity Date" (the anniversary of the Policy Date on which the Insured is age 100), on surrender of the Policy to Servus, Servus will pay you the Cash Surrender Value. In such case, the Policy will terminate and Servus will have no further obligations under the Policy. (The Maturity Date may be extended by rider where approved, but see "Federal Tax Considerations -- Income Taxation of Policy Benefits.")

LAPSE AND REINSTATEMENT

The Policy will remain in force until the Cash Surrender Value is insufficient to cover the Deduction Amount due on a Monthly Activity Date. Servus will notify you of the deficiency in writing and will provide a 61-day grace period to pay an amount sufficient to cover the Deduction Amounts due as well as three. The notice will indicate the amount that must be paid.

The Policy will continue through the grace period, but if no additional premium payment is made, it will terminate at the end of the grace period.
If the person insured under the Policy dies during the grace period, the Death Proceeds payable under the Policy will be reduced by the Deduction Amount(s) due and unpaid. See "Policy Benefits and Rights -- Death Benefit."

If the Policy lapses, you may apply for reinstatement of the Policy by payment of the reinstatement premium shown in the Policy and any applicable charges. A request for reinstatement may be made within five years of lapse. If a loan was outstanding at the time of lapse, Servus will require repayment of the loan before permitting reinstatement. In addition, Servus reserves the right to require evidence of insurability satisfactory to Servus.

CANCELLATION AND EXCHANGE RIGHTS

You have a limited right to return a Policy for cancellation. If the Policy is returned, by mail or personal delivery to Servus or to the agent who sold the Policy, to be canceled within ten days after delivery of the Policy to you (a longer free-look period is provided in certain cases), Servus will return to you, within seven days, the greater of premiums paid for the Policy less Indebtedness or the sum of (1) the Account Value less any Indebtedness on the date the returned Policy is received by Servus or its agent and (2) any deductions under Policy or by the Funds for taxes, charges or fees.

Once the Policy is in effect, it may be exchanged, during the first 24 months after its issuance, for a non-variable flexible premium adjustable life insurance Policy offered by Servus (or an affiliated company) on the life of the Insured. No evidence of insurability will be required. The new Policy will have, at your election, either the same Coverage Amount as under the exchanged Policy on the date of exchange or the same Death Benefit. The effective date, issue date and issue age will be the same as existed under the exchanged Policy. If a Policy loan was outstanding, the entire loan must be repaid. There may be a cash adjustment required on the exchange.

SUSPENSION OF VALUATION, PAYMENTS AND TRANSFERS

Servus will suspend all procedures requiring valuation (including transfers, surrenders and loans) on any day a national stock exchange is closed or trading is restricted due to an existing emergency, as defined by the Securities and Exchange Commission, or on any day the Securities and Exchange Commission has ordered that the right of surrender of the Policies be suspended for the protection of Policy Owners, until such condition has ended.

                               LAST SURVIVOR POLICIES

The Policies are offered on both a single life and a "last survivor" basis. Policies sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the Death Proceeds are paid on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below.

     1. The cost of insurance charges under the last survivor Policies are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured. See the last survivor illustrations in "Appendix B."

     2. To qualify for simplified underwriting under a last survivor Policy, both Insureds must meet the simplified underwriting standards.

     3. For a last survivor Policy to be reinstated, both Insureds must be alive on the date of reinstatement.

     4. The Policy provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

     5. Additional tax disclosures applicable to last survivor Policies are provided in "Federal Tax Considerations."

                                   OTHER MATTERS

VOTING RIGHTS

In accordance with its interpretation of presently applicable law, Servus will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions from Policy Owners (or the assignee of the Policy, as the case may be) having a voting interest in the Separate Account. The number of shares held in the Separate Account which are attributable to each Policy Owner is determined by dividing the Policy Owner's interest in each Sub-Account by the net asset value of the applicable shares of the Funds. Servus will vote shares for which no instructions have been given and shares which are not attributable to Policy Owners (I.E., shares owned by Servus) in the same proportion as it votes shares for which it has received instructions. However, if the Investment Company Act of 1940 or any rule promulgated thereunder should be amended, or if Servus's present interpretation should change and, as a result, Servus determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

The voting interests of the Policy Owner (or the assignee) in the Funds will be determined as follows: Policy Owners may cast one vote for each full or fractional Accumulation Unit owned under the Policy and allocated to a Sub-Account, the assets of which are invested in the particular Fund on the record date for the shareholder meeting for that Fund. If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (see "Policy Benefits and Rights -- Policy Loans.") will not be considered in determining the voting interests of the Policy Owner. Policy Owners should review the Funds prospectus accompanying this Prospectus to determine matters on which shareholders may vote.

Servus may, when required by state insurance regulatory authorities, disregard Policy Owners' voting instructions if such instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory Policy for the Funds.

In addition, Servus itself may disregard Policy Owners' voting instructions in favor of changes initiated by a Policy Owner in the investment policy or the investment adviser of the Funds if Servus reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If Servus does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policy Owners.

STATEMENTS

Servus will maintain all records relating to the Separate Account and the Sub-Accounts. At least once each Policy Year, Servus will send you a statement showing the Coverage Amount and the Account Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Sub-Account and the corresponding Accumulation Unit Value) and any outstanding loan secured by the Policy as of the date of the statement. The statement will also show premium paid, and Deduction Amounts under the Policy since the last statement, and any other information required by any applicable law or regulation.

LIMIT ON RIGHT TO CONTEST

Servus may not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the Issue Date. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Coverage Amount as a result of a premium payment is contestable for two years from its effective date. In addition, if the Insured commits suicide in the two year period, or such period as specified in state law, the benefit payable will be limited to the Account Value less any Indebtedness.

MISSTATEMENT AS TO AGE OR SEX

If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Policy.

SETTLEMENT PROVISIONS

The surrender proceeds or Death Proceeds under the Policies may be paid in a lump sum or may be applied to one of Servus's payment options. The minimum amount that may be applied under a settlement option is $5,000, unless Servus consents to a lesser amount. UNDER PAYMENT OPTIONS 2, 3 AND 4, NO SURRENDER OR PARTIAL SURRENDERS ARE PERMITTED AFTER PAYMENTS COMMENCE. FULL SURRENDER OR PARTIAL SURRENDERS MAY BE MADE FROM PAYMENT OPTION 1, OPTION 5, OR
OPTION 6.

Servus will pay interest of at least 3 1/2% per year on the Death Proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Separate Account.

The following options are available under the Policies (Servus may offer other payment options):

Option 1:  Interest Income

This option offers payments of interest, at the rate Servus declares, on the amount applied under his option. The interest rate will never be less than 3 1/2% per year.

Option 2:  Life Annuity

A life annuity is an annuity payable during the lifetime of the payee and terminating with the last payment preceding the death of the payee. This option offers the largest payment amount of any of the life annuity options, since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a beneficiary.

It would be possible under this option for a payee to receive only one annuity payment if he died prior to the due date of the second annuity payment, two annuity payments if he died before the date of the third annuity payment, etc.

Option 3:  Life Annuity with 120, 180 or 240 Monthly Payments Certain

This annuity option is an annuity payable monthly during the lifetime of the payee with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the payee, payments have been made for less than the minimum elected number of months, then the present value (as of the date of the payee's death) of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated, unless other provisions have been made and approved by Servus.

Option 4:  Joint and Last Survivor Annuity

An annuity payable monthly during the joint lifetime of the payee and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Servus, the payee may elect that the payment to the survivor be less than the payment made during the joint lifetime of the payee and a designated second person.

It would be possible under this option for a payee and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

Option 5:  Payments for a Designated Period

An amount payable monthly for the number of years selected, which may be from five to 30 years.

In the event of the payee's death prior to the end of the designated period, the present value (as of the date of the payee's death) of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated unless other provisions have been made and approved by Servus.

Option 5 is an option that does not involve life contingencies.

Option 6:  Policy Proceeds Settlement Option

Proceeds from the Death Benefit left with Servus. These proceeds will remain in the Sub-Accounts to which they were allocated at the time of death, unless the beneficiary elects to reallocate them.

Full or partial surrenders may be made at any time.

VARIABLE AND FIXED ANNUITY PAYMENTS: When an Annuity is effected, unless otherwise specified, the surrender proceeds or Death Proceeds held in the Sub-Accounts will be applied to provide a variable annuity based on the pro rata amount in the various Sub-Accounts. Fixed annuities options are also available. YOU SHOULD CONSIDER WHETHER THE ALLOCATION OF PROCEEDS AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT FOR YOUR ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR RETIREMENT NEEDS.

VARIABLE ANNUITY: The Policy contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of annuity for each $1,000 of value of a Sub-Account. The first monthly payment varies according to the form and type of variable payment annuity selected. The Policy contains variable payment annuity tables derived from the 1983(a) Individual Annuity Mortality Table, with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly variable annuity payment is determined by multiplying the proceeds value (expressed in thousands of dollars) of a Sub-Account by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Policy.

The amount of the first monthly variable annuity payment is divided by the value of an annuity unit (an accounting unit of measure used to calculate the value of annuity payments) for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of annuity units represented by the first payment. This number of annuity units remains fixed during the annuity payment period and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of annuity units by the current annuity unit value.

LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN RELATIVE TO THE A.I.R.

FIXED ANNUITY: Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate (to be determined by Servus) which is no less than the rate specified in the fixed payment annuity tables in the Policy. The annuity payment will remain level for the duration of the annuity.

Servus will make any other arrangements for income payments as may be agreed on.

BENEFICIARY

You name the beneficiary in the application for the Policy. You may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to us. If no beneficiary is living when the Insured dies, the Death Proceeds will be paid to you if living; otherwise to your estate.

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. Servus is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

DIVIDENDS

No dividends will be paid under the Policies.

                        EXECUTIVE OFFICERS AND DIRECTORS


NAME                            BUSINESS EXPERIENCE DURING LAST FIVE YEARS
-----------------------------------------------------------------------------------
David A. Carlson       Vice President (1999-present), Assistant Vice President
                       (1998-1999), Hartford Life and Annuity Insurance Company;
                       Vice President (1999-present), Assistant Vice President
                       (1998-1999), Hartford Life Insurance Company; Vice President
                       (1999-present), Assistant Vice President (1999); Servus Life
                       Insurance Company; Vice President (1999-present), Assistant
                       Vice President (1999), Hart Life Insurance Company; CIGNA
                       Corporation (1975-1998)

Michael B. Cefole      Vice President (2001-present), Assistant Vice President
                       (1999-2001), Hartford Life Insurance Company; Vice President
                       (2001-present), Assistant Vice President (1999-2001),
                       Hartford Life and Annuity Insurance Company

Patrice Kelly-Ellis    Senior Vice President (2001-present), Vice President
                       (1999-2001), Assistant Vice President (1995-1999), Hartford
                       Life Insurance Company; Senior Vice President
                       (2001-present), Vice President (1999-2001), Assistant Vice
                       President (1995-2000), Hartford Life and Annuity Insurance
                       Company

Timothy M. Fitch       Senior Vice President & Actuary (2002-present), Vice
                       President & Actuary (1995-2001), Hartford Life Insurance
                       Company; Vice President & Actuary (1997-present), Assistant
                       Vice President & Actuary (1995-1997), Hartford Life and
                       Annuity Insurance Company

Mary Jane B. Fortin    Senior Vice President & Chief Accounting Officer
                       (2002-present), Vice President & Chief Accounting Officer
                       (1998-2001), Assistant Vice President & Chief Accounting
                       Officer (1998), Hartford Life Insurance Company; Vice
                       President & Chief Accounting Officer (1998-Present),
                       Assistant Vice President & Chief Accounting Officer (1998),
                       Hartford Life and Annuity Insurance Company, Vice
                       President & Chief Accounting Officer (1998-present), Servus
                       Life Insurance Company, Vice President & Chief Accounting
                       Officer (1998-present), Hart Life Insurance Company

David T. Foy           Senior Vice President, Chief Financial Officer & Treasurer
                       (1999-present), Senior Vice President & Treasurer
                       (1998-1999), Director (1999-present), Vice President (1998),
                       Hartford Life and Annuity Insurance Company; Senior Vice
                       President, Chief Financial Officer & Treasurer
                       (1999-present), Senior Vice President & Treasurer
                       (1998-1999), Vice President (1998), Assistant Vice
                       President & Actuary (1995-1998), Director (1999-present),
                       Hartford Life Insurance Company; Senior Vice President &
                       Treasurer (1998-present), Director (1999-present), Servus
                       Life Insurance Company; Senior Vice President & Treasurer
                       (1999-present), Hart Life Insurance Company

Lois W. Grady          Senior Vice President (1998-present), Vice President
                       (1994-1998), Hartford Life and Annuity Insurance Company;
                       Senior Vice President (1998-present), Vice President
                       (1994-1998), Hartford Life Insurance Company

Susan Hess             Vice President (2001-present), Assistant Vice President
                       (1999-2001), Hartford Life Insurance Company; Vice President
                       (2001-present), Assistant Vice President (1999-2001),
                       Hartford Life and Annuity Insurance Company

Ryan Johnson           Vice President (1999-present), Hartford Life Insurance
                       Company; Vice President (1999-present), Hartford Life and
                       Annuity Insurance Company; The Guardian (1986-1999)

Stephen T. Joyce       Senior Vice President (1999-present), Vice President
                       (1997-1999), Assistant Vice President (1995-1997), Hartford
                       Life and Annuity Insurance Company; Senior Vice President
                       (2000-present), Vice President (1997-2000), Assistant Vice
                       President (1994-1997), Hartford Life Insurance Company

Michael D. Keeler      Vice President (1998-present), Hartford Life and Annuity
                       Insurance Company; Senior Vice President (2001-2002), Vice
                       President (1998-2001, 2002-present), Hartford Life Insurance
                       Company; Vice President (1995-1997), Providian Insurance

Robert A. Kerzner      Executive Vice President (2001-present), Senior Vice
                       President (1998-2001), Director of Individual Life
                       (1998-Present), Vice President (1994-1998), Hartford Life
                       and Annuity Insurance Company; Executive Vice President
                       (2001-present), Senior Vice President (1998-2001), Director of Individual Life (1998-present), Vice President
                       (1994-1998), Hartford Life Insurance Company

David N. Levenson      Senior Vice President (2000-present), Vice President
                       (1998-2000), Assistant Vice President (1995-1998), Hartford
                       Life and Annuity Insurance Company; Senior Vice President
                       (2000-present), Vice President (1998-2000), Assistant Vice
                       President (1995-1998), Hartford Life Insurance Company

NAME                            BUSINESS EXPERIENCE DURING LAST FIVE YEARS
-----------------------------------------------------------------------------------
Joseph F. Mahoney      Vice President (1999-present), Hartford Life and Annuity
                       Insurance Company; Vice President (1999-present), Hartford
                       Life Insurance Company; Consultant (1999), Mahoney &
                       Associates; President (1969-1999), Prudential Preferred

Thomas M. Marra        Chief Executive Officer and Chairman of the Board
                       (2002-present), Director (1994-present), President
                       (2000-present), Executive Vice President (1997-2000), Senior
                       Vice President (1993-1997), Hartford Life and Annuity
                       Insurance Company; Chief Executive Officer and Chairman of
                       the Board (2002-present), Director (1994-Present), President
                       (2000-present), Executive Vice President (1995-2000),
                       Hartford Life Insurance Company; Chief Executive Officer and
                       Chairman of the Board (2002-present), Director
                       (1998-present), President (2000-present), Servus Life
                       Insurance Company; Chief Executive Officer and Chairman of
                       the Board (2002-present), Director (1995-present), President
                       (2000-present), Hart Life Insurance Company

Gary J. Miller         Vice President (2000-present), Hartford Life and Annuity
                       Insurance Company; Vice President (2000-present), Hartford
                       Life Insurance Company; Vice President (1998-2000),
                       Prudential; Vice President (1988-1998), Delaware Valley
                       Financial Services

Tom Nassiri            Vice President (2000-present), Hartford Life and Annuity
                       Insurance Company; Vice President (2000-present), Hartford
                       Life Insurance Company

Craig R. Raymond       Senior Vice President & Chief Actuary (1997-present), Vice
                       President & Chief Actuary (1993-1997), Hartford Life and
                       Annuity Insurance Company; Senior Vice President & Chief
                       Actuary (1997-present), Vice President & Chief Actuary
                       (1993-1997), Hartford Life Insurance Company; Senior Vice
                       President & Chief Actuary (1997-present), Actuary
                       (1995-1997), Hart Life Insurance Company; Senior Vice
                       President & Chief Actuary (1998-present), Servus Life
                       Insurance Company

Christine Hayer        Senior Vice President, General Counsel and Corporate
Repasy                 Secretary (2000-present), Director (2000-present), Vice
                       President (1999-2000), Assistant Vice President (1998-1999),
                       Hartford Life and Annuity Insurance Company; Senior Vice
                       President, General Counsel and Corporate Secretary
                       (2000-present), Director (2000-present), Vice President
                       (1999-2000), Assistant Vice President (1998-1999), Hartford
                       Life Insurance Company; Senior Vice President, General
                       Counsel and Corporate Secretary (2000-present), Servus Life
                       Insurance Company; Senior Vice President, General Counsel
                       and Corporate Secretary (2000-present), Hart Life Insurance
                       Company

Michael J. Roscoe      Vice President and Actuary (2001-present), Assistant Vice
                       President and Actuary (2000-2001), Hartford Life Insurance
                       Company; Assistant Vice President & Actuary (2000-present),
                       Hartford Life and Annuity Insurance Company; 2nd Vice
                       President (1999), Vice President (1998-1999), Lincoln
                       National; Vice President (1997), CIGNA

David T. Schrandt      Vice President (2001-present), Assistant Vice President
                       (1997-2001), Hartford Life Insurance Company; Assistant Vice
                       President (1997-present), Hartford Life and Annuity
                       Insurance Company

Martin A. Swanson      Vice President (2001-present), Assistant Vice President
                       (1999-2001), Hartford Life Insurance Company; Vice President
                       (2000-present), Assistant Vice President (1999-2000),
                       Hartford Life and Annuity Insurance Company; Vice President
                       (1997-1998) Paine Webber

Joe M. Thomson         Senior Vice President (2000-Present), Hartford Life and
                       Annuity Insurance Company; Senior Vice President
                       (2000-Present), Hartford Life Insurance Company; President
                       (1980-present), Planco Financial Services, Inc.

John C. Walters        Executive Vice President (2000-present), Director
                       (2000-present), Hartford Life and Annuity Insurance Company,
                       Executive Vice President (2000-present), Director
                       (2000-present), Hartford Life Insurance Company; Executive
                       Vice President (2000-present), Hart Life Insurance Company;
                       Executive Vice President (2000-present), Servus Life
                       Insurance Company; Wheat First Securities, Inc./First Union
                       Capital Markets Corp., (1984-1999)

David M. Znamierowski  Senior Vice President (1997-present), Chief Investment
                       Officer (1997, 2000-present), Vice President (1995-1997),
                       Director (1997-Present), Hartford Life and Annuity Insurance
                       Company; Senior Vice President (1997-present), Chief
                       Investment Officer (1997, 1999-present), Vice President
                       (1995-1997), Director (1997-present), Hartford Life
                       Insurance Company; Senior Vice President & Chief Investment
                       Officer (1997-present), Director (1997-present), Hart Life
                       Insurance Company; Director (2000-present) Servus Life
                       Insurance Company

Unless otherwise indicated, the principal business address of each of the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

HOW WE SELL OUR POLICY
----------------------

Servus intends to sell the Policies in all jurisdictions where it is licensed to do business. The Policies will be sold by life insurance sales representatives who represent Servus and who are registered representatives of Hartford Securities Distribution Company, Inc. ("HSD") or certain other independent, registered broker-dealers. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is an affiliate of Servus. The principal business address of HSD is the same as that of Servus.

The following table shows officers and directors of HSD:

     NAME AND PRINCIPAL
     BUSINESS ADDRESS            POSITION AND OFFICES

     David A. Carlson            Vice President
     Bruce W. Ferris             Vice President
     David T. Foy                Treasurer, Director
     George R. Jay               Controller
     Ryan Johnson                Vice President
     Stephen T. Joyce            Vice President
     Thomas M. Marra             President, Chief Executive Officer
                                 and Chairman of the Board, Director
     Christine Hayer Repasy      Senior Vice President, General Counsel and
                                 Corporate Secretary
     John C. Walters             Executive Vice President, Director

The maximum sales commission payable to Servus agents, independent registered insurance brokers, and other registered broker-dealers is 7.0% of initial and subsequent premiums.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for
variable insurance compensation.   Compensation is generally based on premium
payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Servus may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Servus out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

Servus may provide information on various topics to you and prospective Policy Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and variable annuities and other investment alternatives, including comparisons between the Policies and the characteristics of, and market for, such alternatives.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS
--------------------------------------------

The assets of the Separate Account are held by Servus. The assets of the Separate Account are kept physically segregated and held separate and apart from the General Account of Servus. Servus maintains records of all purchases and redemptions of shares of the Fund. Additional protection for the assets of the Separate Account is afforded by Servus's blanket fidelity bond, issued by Aetna Casualty and Surety Company, in the aggregate of $50 million, covering all of the officers and employees of Servus.

                           FEDERAL TAX CONSIDERATIONS

GENERAL

Since federal tax law is complex, the tax consequences of purchasing this policy will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this policy is right for you.

Our general discussion of the tax treatment of this policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this policy cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this policy. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units (see "Policy Benefits and Right - Account Value"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policy.

Hartford does not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for such taxes against the Separate Account.

INCOME TAXATION OF POLICY BENEFITS - GENERALLY

For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance Policy Owner is generally not taxed on increments in the contract value until the Policy is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a Policy that is treated as life insurance. Hartford intends to monitor premium levels to assure compliance with the
Section 7702 requirements.

During the first fifteen Policy Years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the Policy.

The Maturity Date Extension Rider allows a Policy Owner to extend the Maturity Date to the date of the Insured's death. If the Maturity Date of the Policy is extended by rider, Hartford believes that the Policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the result is not certain. If the Policy is not treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Policy Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.

LAST SURVIVOR POLICIES

Although Hartford believes that the last survivor Policies are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor Policy will meet the Section 7702 definition of a life insurance contract.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract ("MEC") is a life insurance contract that either: (i) satisfies the definition of life insurance in Section 7702 but fails the "seven-pay" test of Section 7702A or (ii) is exchanged for a MEC. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c). The large single premium permitted under the Policy does not meet the specified computational rules for the "seven-pay test" under Section 7702A(c). Therefore, the Policy will generally be treated as a MEC for federal income tax purposes. However, an exchange under Section 1035 of the Code of a life insurance contract issued before June 21, 1988 will not cause the new Policy to be treated as a MEC if no additional premiums are paid.

A contract that is classified as MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, loans, distributions or other amounts received from a MEC during the life of the Insured will be taxed to the extent of any accumulated income in the policy (generally, the excess of account value over premiums paid). Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

All MEC policies that are issued within any calendar year to the same Policy Owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.

ESTATE, GIFT AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX - GENERALLY

When the Insured dies, the Death Proceeds will generally be includible in the Policy Owner's estate for purposes of federal estate tax if the last surviving Insured owned the Policy. If the Policy Owner was not the last surviving Insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. Nothing would be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Hartford to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repealed the Federal estate tax and replaced it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the unified credit exemption amount. For 2002, the maximum estate tax rate is 50% and the unified credit exemption amount is $1,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


DIVERSIFICATION REQUIREMENTS

The Code requires that investments supporting your policy be adequately diversified. Code Section 817 provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

       - no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

       -      no more than 70% is represented by any two investments,

       -      no more than 80% is represented by any three investments and

       -      no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all policies subject to the diversification requirements in a manner that will maintain adequate diversification.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the policy owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the policy owner, such as the ability to select and control investments in a separate account, will cause the policy owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued.
If guidance is issued, we do not know if it will have a retroactive effect.

Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. We reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of assets in the separate account.

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in an Owner's Investment Value is generally not taxable to the Policy Owner unless amounts are received (or are deemed to be received) under the Policy prior to the Insured's death. If the Policy is surrendered or matures, the amount received will be includable in the Policy Owner's income to the extent that it exceeds the Policy Owner's "investment in the contract." (If there is any debt at the time of a surrender, then such debt will be treated as an amount distributed to the Owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the Policy, less the aggregate amount received previously under the Policy to the extent such amounts received were excluded from gross income. Since this Policy is a modified endowment contract, partial withdrawals (or other such amounts deemed to be distributed) from the Policy constitute income to the Policy Owner for federal income tax purposes to the extent of any earnings in the Policy.

LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS

In January 2002, the IRS issued Notice 2002-8 concerning guidance on the Federal tax treatment of split-dollar arrangements funded with life insurance contracts. Notice 2002-8 revoked Notice 2001-10, and announced that the IRS intends to provide comprehensive guidance on such arrangements in the form of proposed regulations that would be effective only for arrangements entered into after the date such regulations are published in final form. Notice 2002-8 outlines the rules expected in such proposed regulations, and provides revised interim guidance for determining the value of current life insurance protection that is provided in such arrangements, or in certain tax-qualified retirement arrangements, pending further guidance and consideration of public comments requested by the IRS on Notice 2002-8.

Notice 2002-8 indicates that the proposed regulations are expected to require that the parties to a split-dollar arrangement be taxed under one of two mutually exclusive regimes. Under one regime, the economic benefits of such an arrangement generally would be treated as transfers to the benefited party, which could be subject to taxation under the rules of Code Section 61 or 83. Under the second regime, payments under the arrangement by its sponsor (e.g., an employer) generally would be treated as a series of loans to the benefited party, which could be subject to the rules, where applicable, of Code Section 7872 (relating to below-market-interest-rate loans) or Code Sections 1271-1275 (relating to original issue discount). In an employment-related arrangement, the proposed regulations are expected to provide that which regime applies is determined by which party is formally designated as the owner of the life insurance contract (i.e., the first regime applies if the employer is designated as such owner, and the second regime applies if the employee is designated as such owner). The same principles are expected to govern the tax treatment of split-dollar arrangements in other contexts, e.g., gift or corporate-shareholder contexts.

For arrangements entered into before the publication of final regulations, Notice 2002-8 provides some limited safe harbors from certain types of adverse tax treatment under certain circumstances, and states that taxpayers may rely on the Notice (including a reasonable application of its outlined proposed rules) or on Notice 2001-10. Otherwise, Notice 2002-8 is unclear as to how current rules apply to such arrangements, and states that no inference should be drawn from the Notice regarding the appropriate tax treatment of such arrangements.

Consequently, if you are currently a party to such an arrangement or are considering participating in such an arrangement, it would be advisable for you to consult with a qualified tax advisor concerning the tax treatment of such an arrangement.


FEDERAL INCOME TAX WITHHOLDING

If any amounts are (or are deemed to be) current taxable income to the Policy Owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the

Code.

NON-INDIVIDUAL OWNERSHIP OF POLICIES

In certain circumstances, the Code limits the application of specific tax advantages to individual owners of life insurance contracts. Prospective non-individual Policy Owners should consult a qualified tax adviser to determine the potential impact on the purchaser.





LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers who are U.S. citizens or residents. Purchasers who are not U.S. citizens or residents will generally be subject to U.S. federal income withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

                                 LEGAL PROCEEDINGS

There are no material legal proceedings pending to which the Separate Account is a party.
                                   LEGAL MATTERS


Legal matters in connection with the issue and sale of flexible premium variable life insurance Policies described in this Prospectus and the organization of Servus, its authority to issue the Policies under Connecticut law and the validity of the forms of the Policies under Connecticut law and legal matters relating to the federal securities and income tax laws have been passed on by Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary of Servus.

The audited statutory financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to the report on the statutory financial statements of Servus Life Insurance Company, which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with accounting principles generally accepted in the United States. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


The hypothetical Policy illustrations included in this Prospectus and the registration statement with respect to the Separate Account have been approved by Thomas P. Kalmbach, FSA, MAAA, Actuary for Servus, and are included in reliance upon his opinion as to their reasonableness.

                               REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, the Funds, Servus, and the Policies.

                                     APPENDIX A

               SPECIAL INFORMATION FOR POLICIES PURCHASED IN NEW YORK


If the Policy is purchased in the State of New York, the following provisions of the Prospectus are amended as follows:

In the Special Terms subsection of the Prospectus, the definition of Account Value is deleted and the following definition is substituted:

     Account Value: The current value of Accumulation Units plus the value of the Loan Account under the Policy. In the case of a Policy Owner who purchases the Policy in the State of New York (the "New York Policy Owner") and who elects to transfer into the Fixed Account, Account Value is the current value of the Fixed Account plus the value of the Loan Account under the Policy.

The following definition is added:

     Fixed Account: Part of the General Account of Servus to which a New York Policy Owner may allocate the entire Account Value.

The definition of Loan Account is deleted and the following definition is substituted:

     Loan Account: An account in Servus's General Account, established for any amounts transferred from the Sub-Accounts or, if a New York Policy Owner, from the Fixed Account for requested loans. The Loan Account credits a fixed rate of interest of 4% per annum that is not based on the investment experience of the Separate Account.

The following is added to the Prospectus as a separate section following the section entitled "The Separate Account":

                                 THE FIXED ACCOUNT

THAT PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE

FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

Under the circumstances described under the heading "Transfer of Entire Account Value to the Fixed Account," New York Policy Owners may transfer no less than the entire Account Value to the Fixed Account. Account Value transferred to the Fixed Account becomes part of the general assets of Servus. Servus invests the assets of the General Account in accordance with applicable laws governing the investment of insurance company general accounts.

Servus currently credits interest to the Account Value transferred to the Fixed Account under the Policy at the Minimum Credited Rate of 3% per year, compounded annually. Servus reserves the right to credit a lower minimum interest rate according to state law. Servus may also credit interest at rates greater than the minimum Fixed Account interest rate. There is no specific formula for determining the interest credited to the Account Value in the Fixed Account.

The following language is added to the section of the Prospectus entitled "Deductions and Charges -- Administrative Charges":

     No Administrative Charge is deducted from Account Value in the Fixed
Account.

The following language is added to the section of the Prospectus entitled "Deductions and Charges -- Mortality and Expense Risk Charge":

     No Mortality and Expense Risk Charge is deducted from Account Value in the Fixed Account.

The following separate sections are added to the section of the Prospectus entitled "Policy Benefits":

TRANSFER OF ENTIRE ACCOUNT VALUE TO THE FIXED ACCOUNT

New York Policy Owners may transfer no less than the entire Account Value into the Fixed Account under the following circumstances: (i) during the first 18 months following the Date of Issue, (ii) within 30 days following a Policy Anniversary, or (iii) within 60 days following the effective date of a material change in the investment policy of the Separate Account which the New York Policy Owner objects to.

A TRANSFER TO THE FIXED ACCOUNT MUST BE FOR THE ENTIRE ACCOUNT VALUE AND ONCE THE ACCOUNT VALUE HAS BEEN TRANSFERRED TO THE FIXED ACCOUNT, IT MAY NOT, UNDER ANY CIRCUMSTANCES, BE TRANSFERRED BACK TO THE SEPARATE ACCOUNT.

For New York Policy Owners who elect to invest in the Fixed Account, Servus will transfer the entire Account Value from the Separate Account to the Fixed Account on the Monthly Activity Date next following the date on which Servus received the transfer request. The Account Value in the Fixed Account on the date of transfer equals the entire Account Value; plus the value of the Loan Account; minus the Monthly Deduction Amount applicable to the Fixed Account and minus the Annual Maintenance Fee, if applicable. On each subsequent Monthly Activity Date, the Account Value in the Fixed Account equals the Account Value on the previous Monthly Activity Date; plus any premiums received since the last Monthly Activity Date; plus interest credited since the last Monthly Activity Date; minus the Monthly Deduction Amount applicable to the Fixed Account; minus any partial surrenders taken since the last Monthly Activity Date and minus any Surrender Charges deducted since the last Monthly Deduction Date. On each Valuation Date (other than a Monthly Activity Date), the Account Value of the Fixed Account equals the Account Value on the previous Monthly Activity Date; plus any premiums received since the last Monthly Activity Date; plus any interest credited since the last Monthly Activity Date; minus any partial surrenders taken since the last Monthly Activity Date and minus any Surrender Charges deducted since the last Monthly Activity Date.

DEFERRED PAYMENTS

Servus reserves the right to defer payment of any Cash Surrender Values and loan amounts which are attributable to the Fixed Account for up to six months from the date of request. If payment is deferred for more than ten days, Servus will pay interest at the Fixed Account Minimum Credited Interest Rate.

                                     APPENDIX B

                             ILLUSTRATIONS OF BENEFITS


The tables in Appendix B illustrate the way in which a Policy operates. They show how the death benefit and surrender value could vary over an extended period of time assuming hypothetical gross rates of return equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on an initial premium of $10,000. A male age 65 with a Face Amount of $20,000 is illustrated for the single life preferred Policy for both Policy Owner Option 1 and Policy Owner Option 2. The illustrations for the last survivor preferred Policy assume male and female, both age 65, for a Face Amount of $28,491.

The death benefit and surrender value for a Policy would be different from those shown if the rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also differ if any Policy loan were made during the period of time illustrated.

The tables reflect the deductions of current Policy charges for Policy Owner Option 1 and Policy Owner Option 2 and guaranteed Policy charges for a single gross interest rate. The death benefits and surrender values would change if the current cost of insurance charges change.

The amounts shown for the death benefit and surrender value as of the end of each Policy Year take into account an average daily charge equal to an annual charge of 0.54% the average daily net assets of the Funds for investment advisory and administrative services fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the annual charge of 0.54% described above) of -0.54%, 5.46%, and 11.46%, respectively.

The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Separate Account in the future. In order to produce after tax returns of 0%, 6%, and 12%, the Separate Account would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges (see "Deductions and Charges -- Taxes Charged Against the Separate Account").

The "Premium Paid Plus Interest" column of each table shows the amount which would accumulate if the initial premium was invested to earn interest, after taxes of 5% per year, compounded annually.

Servus will furnish upon request, a comparable illustration reflecting the proposed Insureds age, risk classification, Face Amount or initial premium requested, and reflecting guaranteed cost of insurance rates. Servus will also furnish an additional similar illustration reflecting current cost of insurance rates which may be less than, but never greater than, the guaranteed cost of insurance rates.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.54% NET)

                                                  CURRENT CHARGES*                                  GUARANTEED CHARGES**
                     PREMIUMS       --------------------------------------------          ----------------------------------------
     END OF        ACCUMULATED                          CASH                                                 CASH
    CONTRACT      AT 5% INTEREST       ACCOUNT        SURRENDER        DEATH                ACCOUNT        SURRENDER        DEATH
      YEAR           PER YEAR           VALUE           VALUE         BENEFIT                VALUE           VALUE         BENEFIT
                                    --------------------------------------------          ----------------------------------------
          1             10,500           9,401           8,666        20,000                  9,170           8,452         20,000
          2             11,025           9,177           8,459        20,000                  8,671           7,990         20,000
          3             11,576           8,958           8,256        20,000                  8,126           7,487         20,000
          4             12,155           8,743           8,188        20,000                  7,528           7,047         20,000
          5             12,763           8,532           7,990        20,000                  6,867           6,425         20,000
          6             13,401           8,326           7,963        20,000                  6,130           5,854         20,000
          7             14,071           8,124           7,769        20,000                  5,297           5,055         20,000
          8             14,775           7,927           7,738        20,000                  4,346           4,229         20,000
          9             15,513           7,733           7,548        20,000                  3,249           3,154         20,000
         10             16,289           7,544           7,514        20,000                  1,971           1,941         20,000
         11             17,103           7,369           7,339        20,000                    478             448         20,000
         12             17,959           7,198           7,168        20,000                      -               -              -
         13             18,856           7,030           7,000        20,000                      -               -              -
         14             19,799           6,865           6,835        20,000                      -               -              -
         15             20,789           6,704           6,674        20,000                      -               -              -
         16             21,829           6,545           6,515        20,000                      -               -              -
         17             22,920           6,390           6,360        20,000                      -               -              -
         18             24,066           6,238           6,208        20,000                      -               -              -
         19             25,270           6,088           6,058        20,000                      -               -              -
         20             26,533           5,942           5,912        20,000                      -               -              -
         25             33,864           5,250           5,220        20,000                      -               -              -
         30             43,219           4,623           4,593        20,000                      -               -              -

 * These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.54% NET)

                                               CURRENT CHARGES*                                  GUARANTEED CHARGES**
                 PREMIUMS       --------------------------------------------          ----------------------------------------
 END OF        ACCUMULATED                          CASH                                                 CASH
CONTRACT      AT 5% INTEREST       ACCOUNT        SURRENDER        DEATH                ACCOUNT        SURRENDER        DEATH
  YEAR           PER YEAR           VALUE           VALUE         BENEFIT                VALUE           VALUE         BENEFIT
                                --------------------------------------------          ----------------------------------------
     1              10,500           9,729          8,751        20,000                   9,511          8,554         20,000
     2              11,025           9,437          8,510        20,000                   8,957          8,076         20,000
     3              11,576           9,152          8,276        20,000                   8,361          7,558         20,000
     4              12,155           8,875          8,180        20,000                   7,716          7,108         20,000
     5              12,763           8,606          7,952        20,000                   7,012          6,474         20,000
     6              13,401           8,344          7,897        20,000                   6,235          5,893         20,000
     7              14,071           8,089          7,675        20,000                   5,368          5,083         20,000
     8              14,775           7,841          7,615        20,000                   4,388          4,248         20,000
     9              15,513           7,600          7,399        20,000                   3,266          3,163         20,000
    10              16,289           7,365          7,335        20,000                   1,973          1,943         20,000
    11              17,103           7,194          7,164        20,000                     480            450         20,000
    12              17,959           7,026          6,996        20,000                       -              -              -
    13              18,856           6,861          6,831        20,000                       -              -              -
    14              19,799           6,700          6,670        20,000                       -              -              -
    15              20,789           6,542          6,512        20,000                       -              -              -
    16              21,829           6,386          6,356        20,000                       -              -              -
    17              22,920           6,234          6,204        20,000                       -              -              -
    18              24,066           6,085          6,055        20,000                       -              -              -
    19              25,270           5,938          5,908        20,000                       -              -              -
    20              26,533           5,794          5,764        20,000                       -              -              -
    25              33,864           5,117          5,087        20,000                       -              -              -
    30              43,219           4,501          4,471        20,000                       -              -              -

 * These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.46% NET)

                                              CURRENT CHARGES*                                  GUARANTEED CHARGES**
                 PREMIUMS       --------------------------------------------          ----------------------------------------
 END OF        ACCUMULATED                          CASH                                                 CASH
CONTRACT      AT 5% INTEREST       ACCOUNT        SURRENDER        DEATH                ACCOUNT        SURRENDER        DEATH
  YEAR           PER YEAR           VALUE           VALUE         BENEFIT                VALUE           VALUE         BENEFIT
                                --------------------------------------------          ----------------------------------------
     1              10,500          10,535          9,755        20,000                  10,308          9,528         20,000
     2              11,025          11,529         10,749        20,000                  11,048         10,268         20,000
     3              11,576          12,620         11,840        20,000                  11,861         11,081         20,000
     4              12,155          13,816         13,186        20,000                  12,762         12,132         20,000
     5              12,763          15,130         14,500        20,000                  13,767         13,137         20,000
     6              13,401          16,571         16,141        20,000                  14,897         14,467         20,000
     7              14,071          18,153         17,723        20,513                  16,180         15,750         20,000
     8              14,775          19,895         19,665        22,084                  17,649         17,419         20,000
     9              15,513          21,819         21,589        23,783                  19,338         19,108         21,079
    10              16,289          23,918         23,888        26,071                  21,194         21,164         23,102
    11              17,103          26,263         26,233        28,364                  23,269         23,239         25,131
    12              17,959          28,847         28,817        30,867                  25,555         25,525         27,344
    13              18,856          31,672         31,642        33,890                  28,052         28,022         30,016
    14              19,799          34,790         34,760        36,878                  30,809         30,779         32,658
    15              20,789          38,204         38,174        40,497                  33,821         33,791         35,851
    16              21,829          41,973         41,943        44,072                  37,154         37,124         39,012
    17              22,920          46,099         46,069        48,404                  40,793         40,763         42,834
    18              24,066          50,634         50,634        53,166                  44,764         44,734         47,002
    19              25,270          55,651         55,651        58,434                  49,087         49,057         51,542
    20              26,533          61,166         61,166        64,225                  53,789         53,789         56,479
    25              33,864          98,102         98,102       103,007                  84,152         84,152         88,361
    30              43,219         157,342        157,342       162,063                 131,968        131,968        135,928

 * These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.46% NET)

                                              CURRENT CHARGES*                                  GUARANTEED CHARGES**
                 PREMIUMS       --------------------------------------------          ----------------------------------------
 END OF        ACCUMULATED                          CASH                                                 CASH
CONTRACT      AT 5% INTEREST       ACCOUNT        SURRENDER        DEATH                ACCOUNT        SURRENDER        DEATH
  YEAR           PER YEAR           VALUE           VALUE         BENEFIT                VALUE           VALUE         BENEFIT
                                --------------------------------------------          ----------------------------------------
     1              10,500          10,903          9,878        20,000                  10,690          9,670         20,000
     2              11,025          11,855         10,838        20,000                  11,407         10,399         20,000
     3              11,576          12,893         11,888        20,000                  12,190         11,197         20,000
     4              12,155          14,025         13,185        20,000                  13,052         12,226         20,000
     5              12,763          15,259         14,439        20,000                  14,006         13,201         20,000
     6              13,401          16,605         16,009        20,000                  15,072         14,492         20,000
     7              14,071          18,072         17,507        20,422                  16,273         15,721         20,000
     8              14,775          19,678         19,350        21,843                  17,640         17,322         20,000
     9              15,513          21,441         21,157        23,371                  19,202         18,924         20,930
    10              16,289          23,350         23,320        25,452                  20,908         20,878         22,790
    11              17,103          25,638         25,608        27,690                  22,954         22,924         24,791
    12              17,959          28,161         28,131        30,132                  25,208         25,178         26,973
    13              18,856          30,918         30,888        33,083                  27,671         27,641         29,609
    14              19,799          33,961         33,931        35,999                  30,391         30,361         32,215
    15              20,789          37,293         37,263        39,531                  33,362         33,332         35,364
    16              21,829          40,970         40,940        43,020                  36,648         36,618         38,481
    17              22,920          44,997         44,967        47,248                  40,238         40,208         42,251
    18              24,066          49,423         49,393        51,895                  44,154         44,124         46,362
    19              25,270          54,288         54,288        57,002                  48,418         48,388         50,839
    20              26,533          59,667         59,667        62,651                  53,055         53,055         55,708
    25              33,864          95,698         95,698       100,483                  83,004         83,004         87,155
    30              43,219         153,487        153,487       158,092                 130,168        130,168        134,073

 * These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.46% NET)

                                              CURRENT CHARGES*                                  GUARANTEED CHARGES**
                 PREMIUMS       --------------------------------------------          ----------------------------------------
 END OF        ACCUMULATED                          CASH                                                 CASH
CONTRACT      AT 5% INTEREST       ACCOUNT        SURRENDER        DEATH                ACCOUNT        SURRENDER        DEATH
  YEAR           PER YEAR           VALUE           VALUE         BENEFIT                VALUE           VALUE         BENEFIT
                                --------------------------------------------          ----------------------------------------
     1              10,500          10,316          9,304        20,000                  10,101          9,093         20,000
     2              11,025          10,612          9,619        20,000                  10,146          9,163         20,000
     3              11,576          10,916          9,945        20,000                  10,162          9,204         20,000
     4              12,155          11,231         10,432        20,000                  10,144          9,361         20,000
     5              12,763          11,555         10,781        20,000                  10,085          9,329         20,000
     6              13,401          11,890         11,341        20,000                   9,976          9,447         20,000
     7              14,071          12,235         11,713        20,000                   9,805          9,310         20,000
     8              14,775          12,591         12,298        20,000                   9,558          9,289         20,000
     9              15,513          12,958         12,696        20,000                   9,214          8,977         20,000
    10              16,289          13,337         13,307        20,000                   8,752          8,722         20,000
    11              17,103          13,838         13,808        20,000                   8,217          8,187         20,000
    12              17,959          14,360         14,330        20,000                   7,510          7,480         20,000
    13              18,856          14,902         14,872        20,000                   6,588          6,558         20,000
    14              19,799          15,466         15,436        20,000                   5,398          5,368         20,000
    15              20,789          16,052         16,022        20,000                   3,863          3,833         20,000
    16              21,829          16,662         16,632        20,000                   1,875          1,845         20,000
    17              22,920          17,296         17,266        20,000                       -              -              -
    18              24,066          17,955         17,925        20,000                       -              -              -
    19              25,270          18,641         18,611        20,000                       -              -              -
    20              26,533          19,354         19,324        20,322                       -              -              -
    25              33,864          23,369         23,339        24,538                       -              -              -
    30              43,219          28,253         28,223        29,101                       -              -              -

 * These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.54% NET)

                                              CURRENT CHARGES*                                  GUARANTEED CHARGES**
                 PREMIUMS       --------------------------------------------          ----------------------------------------
 END OF        ACCUMULATED                          CASH                                                 CASH
CONTRACT      AT 5% INTEREST       ACCOUNT        SURRENDER        DEATH                ACCOUNT        SURRENDER        DEATH
  YEAR           PER YEAR           VALUE           VALUE         BENEFIT                VALUE           VALUE         BENEFIT
                                --------------------------------------------          ----------------------------------------
      1              10,500           9,784          8,800        28,491                   9,784          8,800         28,491
      2              11,025           9,521          8,587        28,491                   9,521          8,587         28,491
      3              11,576           9,248          8,363        28,491                   9,237          8,353         28,491
      4              12,155           8,982          8,279        28,491                   8,926          8,227         28,491
      5              12,763           8,723          8,061        28,491                   8,581          7,929         28,491
      6              13,401           8,470          8,017        28,491                   8,194          7,755         28,491
      7              14,071           8,224          7,804        28,491                   7,754          7,355         28,491
      8              14,775           7,985          7,755        28,491                   7,244          7,033         28,491
      9              15,513           7,751          7,547        28,491                   6,646          6,466         28,491
     10              16,289           7,523          7,493        28,491                   5,935          5,905         28,491
     11              17,103           7,360          7,330        28,491                   5,131          5,101         28,491
     12              17,959           7,200          7,170        28,491                   4,150          4,120         28,491
     13              18,856           7,043          7,013        28,491                   2,956          2,926         28,491
     14              19,799           6,888          6,858        28,491                   1,502          1,472         28,491
     15              20,789           6,736          6,706        28,491                       -              -              -
     16              21,829           6,587          6,557        28,491                       -              -              -
     17              22,920           6,441          6,411        28,491                       -              -              -
     18              24,066           6,297          6,267        28,491                       -              -              -
     19              25,270           6,155          6,125        28,491                       -              -              -
     20              26,533           6,017          5,987        28,491                       -              -              -
     25              33,864           5,359          5,329        28,491                       -              -              -
     30              43,219           4,757          4,727        28,491                       -              -              -

 * These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.46% NET)

                                              CURRENT CHARGES*                                  GUARANTEED CHARGES**
                 PREMIUMS       --------------------------------------------          ----------------------------------------
 END OF        ACCUMULATED                          CASH                                                 CASH
CONTRACT      AT 5% INTEREST       ACCOUNT        SURRENDER        DEATH                ACCOUNT        SURRENDER        DEATH
  YEAR           PER YEAR           VALUE           VALUE         BENEFIT                VALUE           VALUE         BENEFIT
                                --------------------------------------------          ----------------------------------------
      1              10,500          10,374          9,361        28,491                  10,374          9,361         28,491
      2              11,025          10,711          9,717        28,491                  10,711          9,717         28,491
      3              11,576          11,036         10,063        28,491                  11,036         10,063         28,491
      4              12,155          11,371         10,571        28,491                  11,345         10,545         28,491
      5              12,763          11,718         10,941        28,491                  11,633         10,858         28,491
      6              13,401          12,076         11,525        28,491                  11,893         11,344         28,491
      7              14,071          12,445         11,922        28,491                  12,118         11,597         28,491
      8              14,775          12,827         12,533        28,491                  12,295         12,004         28,491
      9              15,513          13,222         12,959        28,491                  12,411         12,150         28,491
     10              16,289          13,630         13,600        28,491                  12,450         12,420         28,491
     11              17,103          14,164         14,134        28,491                  12,496         12,466         28,491
     12              17,959          14,720         14,690        28,491                  12,433         12,403         28,491
     13              18,856          15,300         15,270        28,491                  12,238         12,208         28,491
     14              19,799          15,903         15,873        28,491                  11,881         11,851         28,491
     15              20,789          16,532         16,502        28,491                  11,322         11,292         28,491
     16              21,829          17,187         17,157        28,491                  10,504         10,474         28,491
     17              22,920          17,868         17,838        28,491                   9,348          9,318         28,491
     18              24,066          18,578         18,548        28,491                   7,741          7,711         28,491
     19              25,270          19,318         19,288        28,491                   5,528          5,498         28,491
     20              26,533          20,088         20,058        28,491                   2,491          2,461         28,491
     25              33,864          24,446         24,416        28,491                       -              -              -
     30              43,219          29,786         29,756        30,680                       -              -              -

 * These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.46% NET)

                                              CURRENT CHARGES*                                  GUARANTEED CHARGES**
                 PREMIUMS       --------------------------------------------          ----------------------------------------
 END OF        ACCUMULATED                          CASH                                                 CASH
CONTRACT      AT 5% INTEREST       ACCOUNT        SURRENDER        DEATH                ACCOUNT        SURRENDER        DEATH
  YEAR           PER YEAR           VALUE           VALUE         BENEFIT                VALUE           VALUE         BENEFIT
                                --------------------------------------------          ----------------------------------------
      1              10,500           9,968          9,191        20,000                   9,739          8,978         20,000
      2              11,025          10,320          9,540        20,000                   9,824          9,057         20,000
      3              11,576          10,684          9,904        20,000                   9,882          9,111         20,000
      4              12,155          11,063         10,433        20,000                   9,909          9,284         20,000
      5              12,763          11,456         10,826        20,000                   9,898          9,274         20,000
      6              13,401          11,865         11,435        20,000                   9,839          9,416         20,000
      7              14,071          12,289         11,859        20,000                   9,723          9,304         20,000
      8              14,775          12,729         12,499        20,000                   9,533          9,312         20,000
      9              15,513          13,186         12,956        20,000                   9,250          9,035         20,000
     10              16,289          13,661         13,631        20,000                   8,855          8,825         20,000
     11              17,103          14,175         14,145        20,000                   8,333          8,303         20,000
     12              17,959          14,710         14,680        20,000                   7,642          7,612         20,000
     13              18,856          15,266         15,236        20,000                   6,740          6,710         20,000
     14              19,799          15,844         15,814        20,000                   5,575          5,545         20,000
     15              20,789          16,446         16,416        20,000                   4,070          4,040         20,000
     16              21,829          17,071         17,041        20,000                   2,119          2,089         20,000
     17              22,920          17,722         17,692        20,000                       -              -              -
     18              24,066          18,398         18,368        20,000                       -              -              -
     19              25,270          19,101         19,071        20,057                       -              -              -
     20              26,533          19,833         19,803        20,825                       -              -              -
     25              33,864          23,952         23,922        25,150                       -              -              -
     30              43,219          28,962         28,932        29,831                       -              -              -

 * These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.46% NET)

                                              CURRENT CHARGES*                                  GUARANTEED CHARGES**
                 PREMIUMS       --------------------------------------------          ----------------------------------------
 END OF        ACCUMULATED                          CASH                                                 CASH
CONTRACT      AT 5% INTEREST       ACCOUNT        SURRENDER        DEATH                ACCOUNT        SURRENDER        DEATH
  YEAR           PER YEAR           VALUE           VALUE         BENEFIT                VALUE           VALUE         BENEFIT
                                --------------------------------------------          ----------------------------------------
      1              10,500          10,965          9,938        28,491                  10,965          9,938         28,491
      2              11,025          11,971         10,952        28,491                  11,971         10,952         28,491
      3              11,576          13,053         12,045        28,491                  13,053         12,045         28,491
      4              12,155          14,221         13,378        28,491                  14,218         13,375         28,491
      5              12,763          15,496         14,673        28,491                  15,474         14,651         28,491
      6              13,401          16,889         16,290        28,491                  16,831         16,232         28,491
      7              14,071          18,409         17,841        28,491                  18,300         17,732         28,491
      8              14,775          20,069         19,739        28,491                  19,896         19,566         28,491
      9              15,513          21,882         21,598        28,491                  21,639         21,355         28,491
     10              16,289          23,862         23,832        28,491                  23,558         23,528         28,491
     11              17,103          26,253         26,223        28,491                  25,901         25,871         28,491
     12              17,959          28,931         28,901        30,957                  28,539         28,509         30,538
     13              18,856          31,872         31,842        34,103                  31,440         31,410         33,641
     14              19,799          35,113         35,083        37,220                  34,636         34,606         36,715
     15              20,789          38,665         38,635        40,986                  38,140         38,110         40,429
     16              21,829          42,585         42,555        44,714                  42,006         41,976         44,107
     17              22,920          46,877         46,847        49,221                  46,239         46,209         48,551
     18              24,066          51,569         51,569        54,148                  50,867         50,867         53,411
     19              25,270          56,764         56,764        59,603                  55,952         55,952         58,750
     20              26,533          62,483         62,483        65,607                  61,494         61,494         64,569
     25              33,864         100,969        100,969       106,018                  97,192         97,192        102,052
     30              43,219         163,162        163,162       168,057                 153,068        153,068        157,660

 * These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.46% NET)

                                              CURRENT CHARGES*                                  GUARANTEED CHARGES**
                 PREMIUMS       --------------------------------------------          ----------------------------------------
 END OF        ACCUMULATED                          CASH                                                 CASH
CONTRACT      AT 5% INTEREST       ACCOUNT        SURRENDER        DEATH                ACCOUNT        SURRENDER        DEATH
  YEAR           PER YEAR           VALUE           VALUE         BENEFIT                VALUE           VALUE         BENEFIT
                                --------------------------------------------          ----------------------------------------
      1              10,500          10,024          9,244        28,491                  10,024          9,244         28,491
      2              11,025          10,414          9,634        28,491                  10,414          9,634         28,491
      3              11,576          10,799         10,019        28,491                  10,797         10,017         28,491
      4              12,155          11,199         10,569        28,491                  11,169         10,539         28,491
      5              12,763          11,615         10,985        28,491                  11,524         10,894         28,491
      6              13,401          12,047         11,617        28,491                  11,857         11,427         28,491
      7              14,071          12,497         12,067        28,491                  12,159         11,729         28,491
      8              14,775          12,965         12,735        28,491                  12,421         12,191         28,491
      9              15,513          13,451         13,221        28,491                  12,628         12,398         28,491
     10              16,289          13,957         13,927        28,491                  12,766         12,736         28,491
     11              17,103          14,505         14,475        28,491                  12,837         12,807         28,491
     12              17,959          15,075         15,045        28,491                  12,803         12,773         28,491
     13              18,856          15,670         15,640        28,491                  12,643         12,613         28,491
     14              19,799          16,288         16,258        28,491                  12,329         12,299         28,491
     15              20,789          16,933         16,903        28,491                  11,820         11,790         28,491
     16              21,829          17,604         17,574        28,491                  11,065         11,035         28,491
     17              22,920          18,303         18,273        28,491                   9,988          9,958         28,491
     18              24,066          19,031         19,001        28,491                   8,480          8,450         28,491
     19              25,270          19,790         19,760        28,491                   6,394          6,364         28,491
     20              26,533          20,580         20,550        28,491                   3,524          3,494         28,491
     25              33,864          25,048         25,018        28,491                       -              -              -
     30              43,219          30,524         30,494        31,440                       -              -              -

 * These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.46% NET)

                                              CURRENT CHARGES*                                  GUARANTEED CHARGES**
                 PREMIUMS       --------------------------------------------          ----------------------------------------
 END OF        ACCUMULATED                          CASH                                                 CASH
CONTRACT      AT 5% INTEREST       ACCOUNT        SURRENDER        DEATH                ACCOUNT        SURRENDER        DEATH
  YEAR           PER YEAR           VALUE           VALUE         BENEFIT                VALUE           VALUE         BENEFIT
                                --------------------------------------------          ----------------------------------------
      1              10,500          10,595          9,815        28,491                  10,595          9,815         28,491
      2              11,025          11,639         10,859        28,491                  11,639         10,859         28,491
      3              11,576          12,771         11,991        28,491                  12,771         11,991         28,491
      4              12,155          14,004         13,374        28,491                  13,998         13,368         28,491
      5              12,763          15,358         14,728        28,491                  15,331         14,701         28,491
      6              13,401          16,847         16,417        28,491                  16,782         16,352         28,491
      7              14,071          18,484         18,054        28,491                  18,366         17,936         28,491
      8              14,775          20,282         20,052        28,491                  20,101         19,871         28,491
      9              15,513          22,259         22,029        28,491                  22,014         21,784         28,491
     10              16,289          24,434         24,404        28,491                  24,138         24,108         28,491
     11              17,103          26,900         26,870        29,053                  26,563         26,533         28,689
     12              17,959          29,648         29,618        31,723                  29,275         29,245         31,325
     13              18,856          32,662         32,632        34,949                  32,251         32,221         34,510
     14              19,799          35,984         35,954        38,144                  35,532         35,502         37,664
     15              20,789          39,625         39,595        42,003                  39,127         39,097         41,475
     16              21,829          43,643         43,613        45,825                  43,093         43,063         45,248
     17              22,920          48,042         48,012        50,445                  47,437         47,407         49,809
     18              24,066          52,852         52,852        55,495                  52,186         52,186         54,795
     19              25,270          58,177         58,177        61,086                  57,402         57,402         60,273
     20              26,533          64,038         64,038        67,240                  63,088         63,088         66,243
     25              33,864         103,482        103,482       108,656                  99,712         99,712        104,698
     30              43,219         167,222        167,222       172,239                 157,036        157,036        161,747

 * These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.54% NET)

                                              CURRENT CHARGES*                                  GUARANTEED CHARGES**
                 PREMIUMS       --------------------------------------------          ----------------------------------------
 END OF        ACCUMULATED                          CASH                                                 CASH
CONTRACT      AT 5% INTEREST       ACCOUNT        SURRENDER        DEATH                ACCOUNT        SURRENDER        DEATH
  YEAR           PER YEAR           VALUE           VALUE         BENEFIT                VALUE           VALUE         BENEFIT
                                --------------------------------------------          ----------------------------------------
      1              10,500           9,453          8,714        28,491                   9,453          8,714         28,491
      2              11,025           9,257          8,533        28,491                   9,257          8,533         28,491
      3              11,576           9,050          8,341        28,491                   9,036          8,329         28,491
      4              12,155           8,846          8,285        28,491                   8,786          8,229         28,491
      5              12,763           8,646          8,098        28,491                   8,499          7,959         28,491
      6              13,401           8,451          8,083        28,491                   8,167          7,810         28,491
      7              14,071           8,259          7,898        28,491                   7,778          7,437         28,491
      8              14,775           8,070          7,879        28,491                   7,317          7,141         28,491
      9              15,513           7,886          7,698        28,491                   6,764          6,599         28,491
     10              16,289           7,704          7,674        28,491                   6,096          6,066         28,491
     11              17,103           7,538          7,508        28,491                   5,295          5,265         28,491
     12              17,959           7,375          7,345        28,491                   4,318          4,288         28,491
     13              18,856           7,214          7,184        28,491                   3,130          3,100         28,491
     14              19,799           7,057          7,027        28,491                   1,683          1,653         28,491
     15              20,789           6,902          6,872        28,491                       -              -              -
     16              21,829           6,750          6,720        28,491                       -              -              -
     17              22,920           6,600          6,570        28,491                       -              -              -
     18              24,066           6,454          6,424        28,491                       -              -              -
     19              25,270           6,310          6,280        28,491                       -              -              -
     20              26,533           6,168          6,138        28,491                       -              -              -
     25              33,864           5,497          5,467        28,491                       -              -              -
     30              43,219           4,884          4,854        28,491                       -              -              -

 * These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.46% NET)

                                                  CURRENT CHARGES*                            GUARANTEED CHARGES**
                    Premiums       --------------------------------------------   ------------------------------------------------
    End of        Accumulated                           Cash                                          Cash
   Contract      at 5% Interest        Account       Surrender        Death           Account       Surrender          Death
     Year           Per Year            Value          Value         Benefit           Value          Value           Benefit
                                   --------------------------------------------   ------------------------------------------------
       1            10,500              10,903          9,878        20,000             10,690          9,670           20,000
       2            11,025              11,855         10,838        20,000             11,407         10,399           20,000
       3            11,576              12,893         11,888        20,000             12,190         11,197           20,000
       4            12,155              14,025         13,185        20,000             13,052         12,226           20,000
       5            12,763              15,259         14,439        20,000             14,006         13,201           20,000
       6            13,401              16,605         16,009        20,000             15,072         14,492           20,000
       7            14,071              18,072         17,507        20,422             16,273         15,721           20,000
       8            14,775              19,678         19,350        21,843             17,640         17,322           20,000
       9            15,513              21,441         21,157        23,371             19,202         18,924           20,930
      10            16,289              23,350         23,320        25,452             20,908         20,878           22,790
      11            17,103              25,638         25,608        27,690             22,954         22,924           24,791
      12            17,959              28,161         28,131        30,132             25,208         25,178           26,973
      13            18,856              30,918         30,888        33,083             27,671         27,641           29,609
      14            19,799              33,961         33,931        35,999             30,391         30,361           32,215
      15            20,789              37,293         37,263        39,531             33,362         33,332           35,364
      16            21,829              40,970         40,940        43,020             36,648         36,618           38,481
      17            22,920              44,997         44,967        47,248             40,238         40,208           42,251
      18            24,066              49,423         49,393        51,895             44,154         44,124           46,362
      19            25,270              54,288         54,288        57,002             48,418         48,388           50,839
      20            26,533              59,667         59,667        62,651             53,055         53,055           55,708
      25            33,864              95,698         95,698       100,483             83,004         83,004           87,155
      30            43,219             153,487        153,487       158,092            130,168        130,168          134,073

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.46% NET)

                                                  CURRENT CHARGES*                            GUARANTEED CHARGES**
                    Premiums       --------------------------------------------   ------------------------------------------------
    End of        Accumulated                           Cash                                          Cash
   Contract      at 5% Interest        Account       Surrender        Death           Account       Surrender          Death
     Year           Per Year            Value          Value         Benefit           Value          Value           Benefit
                                   --------------------------------------------   ------------------------------------------------
       1            10,500              10,316          9,304        20,000             10,101          9,093           20,000
       2            11,025              10,612          9,619        20,000             10,146          9,163           20,000
       3            11,576              10,916          9,945        20,000             10,162          9,204           20,000
       4            12,155              11,231         10,432        20,000             10,144          9,361           20,000
       5            12,763              11,555         10,781        20,000             10,085          9,329           20,000
       6            13,401              11,890         11,341        20,000              9,976          9,447           20,000
       7            14,071              12,235         11,713        20,000              9,805          9,310           20,000
       8            14,775              12,591         12,298        20,000              9,558          9,289           20,000
       9            15,513              12,958         12,696        20,000              9,214          8,977           20,000
      10            16,289              13,337         13,307        20,000              8,752          8,722           20,000
      11            17,103              13,838         13,808        20,000              8,217          8,187           20,000
      12            17,959              14,360         14,330        20,000              7,510          7,480           20,000
      13            18,856              14,902         14,872        20,000              6,588          6,558           20,000
      14            19,799              15,466         15,436        20,000              5,398          5,368           20,000
      15            20,789              16,052         16,022        20,000              3,863          3,833           20,000
      16            21,829              16,662         16,632        20,000              1,875          1,845           20,000
      17            22,920              17,296         17,266        20,000                  -              -                -
      18            24,066              17,955         17,925        20,000                  -              -                -
      19            25,270              18,641         18,611        20,000                  -              -                -
      20            26,533              19,354         19,324        20,322                  -              -                -
      25            33,864              23,369         23,339        24,538                  -              -                -
      30            43,219              28,253         28,223        29,101                  -              -                -

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.54% NET)

                                                  CURRENT CHARGES*                            GUARANTEED CHARGES**
                    Premiums       --------------------------------------------   ------------------------------------------------
    End of        Accumulated                           Cash                                          Cash
   Contract      at 5% Interest        Account       Surrender        Death           Account       Surrender          Death
     Year           Per Year            Value          Value         Benefit           Value          Value           Benefit
                                   --------------------------------------------   ------------------------------------------------
       1            10,500                9,729          8,751       20,000              9,511          8,554           20,000
       2            11,025                9,437          8,510       20,000              8,957          8,076           20,000
       3            11,576                9,152          8,276       20,000              8,361          7,558           20,000
       4            12,155                8,875          8,180       20,000              7,716          7,108           20,000
       5            12,763                8,606          7,952       20,000              7,012          6,474           20,000
       6            13,401                8,344          7,897       20,000              6,235          5,893           20,000
       7            14,071                8,089          7,675       20,000              5,368          5,083           20,000
       8            14,775                7,841          7,615       20,000              4,388          4,248           20,000
       9            15,513                7,600          7,399       20,000              3,266          3,163           20,000
      10            16,289                7,365          7,335       20,000              1,973          1,943           20,000
      11            17,103                7,194          7,164       20,000                480            450           20,000
      12            17,959                7,026          6,996       20,000                  -              -                -
      13            18,856                6,861          6,831       20,000                  -              -                -
      14            19,799                6,700          6,670       20,000                  -              -                -
      15            20,789                6,542          6,512       20,000                  -              -                -
      16            21,829                6,386          6,356       20,000                  -              -                -
      17            22,920                6,234          6,204       20,000                  -              -                -
      18            24,066                6,085          6,055       20,000                  -              -                -
      19            25,270                5,938          5,908       20,000                  -              -                -
      20            26,533                5,794          5,764       20,000                  -              -                -
      25            33,864                5,117          5,087       20,000                  -              -                -
      30            43,219                4,501          4,471       20,000                  -              -                -

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.46% NET)

                                                  CURRENT CHARGES*                            GUARANTEED CHARGES**
                    Premiums       --------------------------------------------   ------------------------------------------------
    End of        Accumulated                           Cash                                          Cash
   Contract      at 5% Interest        Account       Surrender        Death           Account       Surrender          Death
     Year           Per Year            Value          Value         Benefit           Value          Value           Benefit
                                   --------------------------------------------   ------------------------------------------------
       1            10,500              10,535          9,755        20,000             10,308          9,528           20,000
       2            11,025              11,529         10,749        20,000             11,048         10,268           20,000
       3            11,576              12,620         11,840        20,000             11,861         11,081           20,000
       4            12,155              13,816         13,186        20,000             12,762         12,132           20,000
       5            12,763              15,130         14,500        20,000             13,767         13,137           20,000
       6            13,401              16,571         16,141        20,000             14,897         14,467           20,000
       7            14,071              18,153         17,723        20,513             16,180         15,750           20,000
       8            14,775              19,895         19,665        22,084             17,649         17,419           20,000
       9            15,513              21,819         21,589        23,783             19,338         19,108           21,079
      10            16,289              23,918         23,888        26,071             21,194         21,164           23,102
      11            17,103              26,263         26,233        28,364             23,269         23,239           25,131
      12            17,959              28,847         28,817        30,867             25,555         25,525           27,344
      13            18,856              31,672         31,642        33,890             28,052         28,022           30,016
      14            19,799              34,790         34,760        36,878             30,809         30,779           32,658
      15            20,789              38,204         38,174        40,497             33,821         33,791           35,851
      16            21,829              41,973         41,943        44,072             37,154         37,124           39,012
      17            22,920              46,099         46,069        48,404             40,793         40,763           42,834
      18            24,066              50,634         50,634        53,166             44,764         44,734           47,002
      19            25,270              55,651         55,651        58,434             49,087         49,057           51,542
      20            26,533              61,166         61,166        64,225             53,789         53,789           56,479
      25            33,864              98,102         98,102       103,007             84,152         84,152           88,361
      30            43,219             157,342        157,342       162,063            131,968        131,968          135,928

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.46% NET)

                                                  CURRENT CHARGES*                            GUARANTEED CHARGES**
                    Premiums       --------------------------------------------   ------------------------------------------------
    End of        Accumulated                           Cash                                          Cash
   Contract      at 5% Interest        Account       Surrender        Death           Account       Surrender          Death
     Year           Per Year            Value          Value         Benefit           Value          Value           Benefit
                                   --------------------------------------------   ------------------------------------------------
       1            10,500               9,968          9,191        20,000              9,739          8,978           20,000
       2            11,025              10,320          9,540        20,000              9,824          9,057           20,000
       3            11,576              10,684          9,904        20,000              9,882          9,111           20,000
       4            12,155              11,063         10,433        20,000              9,909          9,284           20,000
       5            12,763              11,456         10,826        20,000              9,898          9,274           20,000
       6            13,401              11,865         11,435        20,000              9,839          9,416           20,000
       7            14,071              12,289         11,859        20,000              9,723          9,304           20,000
       8            14,775              12,729         12,499        20,000              9,533          9,312           20,000
       9            15,513              13,186         12,956        20,000              9,250          9,035           20,000
      10            16,289              13,661         13,631        20,000              8,855          8,825           20,000
      11            17,103              14,175         14,145        20,000              8,333          8,303           20,000
      12            17,959              14,710         14,680        20,000              7,642          7,612           20,000
      13            18,856              15,266         15,236        20,000              6,740          6,710           20,000
      14            19,799              15,844         15,814        20,000              5,575          5,545           20,000
      15            20,789              16,446         16,416        20,000              4,070          4,040           20,000
      16            21,829              17,071         17,041        20,000              2,119          2,089           20,000
      17            22,920              17,722         17,692        20,000                  -              -                -
      18            24,066              18,398         18,368        20,000                  -              -                -
      19            25,270              19,101         19,071        20,057                  -              -                -
      20            26,533              19,833         19,803        20,825                  -              -                -
      25            33,864              23,952         23,922        25,150                  -              -                -
      30            43,219              28,962         28,932        29,831                  -              -                -

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.54% NET)

                                                  CURRENT CHARGES*                            GUARANTEED CHARGES**
                    Premiums       --------------------------------------------   ------------------------------------------------
    End of        Accumulated                           Cash                                          Cash
   Contract      at 5% Interest        Account       Surrender        Death           Account       Surrender          Death
     Year           Per Year            Value          Value         Benefit           Value          Value           Benefit
                                   --------------------------------------------   ------------------------------------------------
       1            10,500               9,401          8,666        20,000              9,170          8,452           20,000
       2            11,025               9,177          8,459        20,000              8,671          7,990           20,000
       3            11,576               8,958          8,256        20,000              8,126          7,487           20,000
       4            12,155               8,743          8,188        20,000              7,528          7,047           20,000
       5            12,763               8,532          7,990        20,000              6,867          6,425           20,000
       6            13,401               8,326          7,963        20,000              6,130          5,854           20,000
       7            14,071               8,124          7,769        20,000              5,297          5,055           20,000
       8            14,775               7,927          7,738        20,000              4,346          4,229           20,000
       9            15,513               7,733          7,548        20,000              3,249          3,154           20,000
      10            16,289               7,544          7,514        20,000              1,971          1,941           20,000
      11            17,103               7,369          7,339        20,000                478            448           20,000
      12            17,959               7,198          7,168        20,000                  -              -                -
      13            18,856               7,030          7,000        20,000                  -              -                -
      14            19,799               6,865          6,835        20,000                  -              -                -
      15            20,789               6,704          6,674        20,000                  -              -                -
      16            21,829               6,545          6,515        20,000                  -              -                -
      17            22,920               6,390          6,360        20,000                  -              -                -
      18            24,066               6,238          6,208        20,000                  -              -                -
      19            25,270               6,088          6,058        20,000                  -              -                -
      20            26,533               5,942          5,912        20,000                  -              -                -
      25            33,864               5,250          5,220        20,000                  -              -                -
      30            43,219               4,623          4,593        20,000                  -              -                -

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.46% NET)

                                                  CURRENT CHARGES*                            GUARANTEED CHARGES**
                    Premiums       --------------------------------------------   ------------------------------------------------
    End of        Accumulated                           Cash                                          Cash
   Contract      at 5% Interest        Account       Surrender        Death           Account       Surrender          Death
     Year           Per Year            Value          Value         Benefit           Value          Value           Benefit
                                   --------------------------------------------   ------------------------------------------------
       1            10,500              10,965          9,938        28,491             10,965          9,938           28,491
       2            11,025              11,971         10,952        28,491             11,971         10,952           28,491
       3            11,576              13,053         12,045        28,491             13,053         12,045           28,491
       4            12,155              14,221         13,378        28,491             14,218         13,375           28,491
       5            12,763              15,496         14,673        28,491             15,474         14,651           28,491
       6            13,401              16,889         16,290        28,491             16,831         16,232           28,491
       7            14,071              18,409         17,841        28,491             18,300         17,732           28,491
       8            14,775              20,069         19,739        28,491             19,896         19,566           28,491
       9            15,513              21,882         21,598        28,491             21,639         21,355           28,491
      10            16,289              23,862         23,832        28,491             23,558         23,528           28,491
      11            17,103              26,253         26,223        28,491             25,901         25,871           28,491
      12            17,959              28,931         28,901        30,957             28,539         28,509           30,538
      13            18,856              31,872         31,842        34,103             31,440         31,410           33,641
      14            19,799              35,113         35,083        37,220             34,636         34,606           36,715
      15            20,789              38,665         38,635        40,986             38,140         38,110           40,429
      16            21,829              42,585         42,555        44,714             42,006         41,976           44,107
      17            22,920              46,877         46,847        49,221             46,239         46,209           48,551
      18            24,066              51,569         51,569        54,148             50,867         50,867           53,411
      19            25,270              56,764         56,764        59,603             55,952         55,952           58,750
      20            26,533              62,483         62,483        65,607             61,494         61,494           64,569
      25            33,864             100,969        100,969       106,018             97,192         97,192          102,052
      30            43,219             163,162        163,162       168,057            153,068        153,068          157,660

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.46% NET)

                                                  CURRENT CHARGES*                            GUARANTEED CHARGES**
                    Premiums       --------------------------------------------   ------------------------------------------------
    End of        Accumulated                           Cash                                          Cash
   Contract      at 5% Interest        Account       Surrender        Death           Account       Surrender          Death
     Year           Per Year            Value          Value         Benefit           Value          Value           Benefit
                                   --------------------------------------------   ------------------------------------------------
       1            10,500              10,374          9,361        28,491             10,374          9,361           28,491
       2            11,025              10,711          9,717        28,491             10,711          9,717           28,491
       3            11,576              11,036         10,063        28,491             11,036         10,063           28,491
       4            12,155              11,371         10,571        28,491             11,345         10,545           28,491
       5            12,763              11,718         10,941        28,491             11,633         10,858           28,491
       6            13,401              12,076         11,525        28,491             11,893         11,344           28,491
       7            14,071              12,445         11,922        28,491             12,118         11,597           28,491
       8            14,775              12,827         12,533        28,491             12,295         12,004           28,491
       9            15,513              13,222         12,959        28,491             12,411         12,150           28,491
      10            16,289              13,630         13,600        28,491             12,450         12,420           28,491
      11            17,103              14,164         14,134        28,491             12,496         12,466           28,491
      12            17,959              14,720         14,690        28,491             12,433         12,403           28,491
      13            18,856              15,300         15,270        28,491             12,238         12,208           28,491
      14            19,799              15,903         15,873        28,491             11,881         11,851           28,491
      15            20,789              16,532         16,502        28,491             11,322         11,292           28,491
      16            21,829              17,187         17,157        28,491             10,504         10,474           28,491
      17            22,920              17,868         17,838        28,491              9,348          9,318           28,491
      18            24,066              18,578         18,548        28,491              7,741          7,711           28,491
      19            25,270              19,318         19,288        28,491              5,528          5,498           28,491
      20            26,533              20,088         20,058        28,491              2,491          2,461           28,491
      25            33,864              24,446         24,416        28,491                  -              -                -
      30            43,219              29,786         29,756        30,680                  -              -                -

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.54% NET)

                                                  CURRENT CHARGES*                            GUARANTEED CHARGES**
                    Premiums       --------------------------------------------   ------------------------------------------------
    End of        Accumulated                           Cash                                          Cash
   Contract      at 5% Interest        Account       Surrender        Death           Account       Surrender          Death
     Year           Per Year            Value          Value         Benefit           Value          Value           Benefit
                                   --------------------------------------------   ------------------------------------------------
       1            10,500               9,784          8,800        28,491              9,784          8,800           28,491
       2            11,025               9,521          8,587        28,491              9,521          8,587           28,491
       3            11,576               9,248          8,363        28,491              9,237          8,353           28,491
       4            12,155               8,982          8,279        28,491              8,926          8,227           28,491
       5            12,763               8,723          8,061        28,491              8,581          7,929           28,491
       6            13,401               8,470          8,017        28,491              8,194          7,755           28,491
       7            14,071               8,224          7,804        28,491              7,754          7,355           28,491
       8            14,775               7,985          7,755        28,491              7,244          7,033           28,491
       9            15,513               7,751          7,547        28,491              6,646          6,466           28,491
      10            16,289               7,523          7,493        28,491              5,935          5,905           28,491
      11            17,103               7,360          7,330        28,491              5,131          5,101           28,491
      12            17,959               7,200          7,170        28,491              4,150          4,120           28,491
      13            18,856               7,043          7,013        28,491              2,956          2,926           28,491
      14            19,799               6,888          6,858        28,491              1,502          1,472           28,491
      15            20,789               6,736          6,706        28,491                  -              -                -
      16            21,829               6,587          6,557        28,491                  -              -                -
      17            22,920               6,441          6,411        28,491                  -              -                -
      18            24,066               6,297          6,267        28,491                  -              -                -
      19            25,270               6,155          6,125        28,491                  -              -                -
      20            26,533               6,017          5,987        28,491                  -              -                -
      25            33,864               5,359          5,329        28,491                  -              -                -
      30            43,219               4,757          4,727        28,491                  -              -                -

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.46% NET)

                                                  CURRENT CHARGES*                            GUARANTEED CHARGES**
                    Premiums       --------------------------------------------   ------------------------------------------------
    End of        Accumulated                           Cash                                          Cash
   Contract      at 5% Interest        Account       Surrender        Death           Account       Surrender          Death
     Year           Per Year            Value          Value         Benefit           Value          Value           Benefit
                                   --------------------------------------------   ------------------------------------------------
       1            10,500              10,595          9,815        28,491             10,595          9,815           28,491
       2            11,025              11,639         10,859        28,491             11,639         10,859           28,491
       3            11,576              12,771         11,991        28,491             12,771         11,991           28,491
       4            12,155              14,004         13,374        28,491             13,998         13,368           28,491
       5            12,763              15,358         14,728        28,491             15,331         14,701           28,491
       6            13,401              16,847         16,417        28,491             16,782         16,352           28,491
       7            14,071              18,484         18,054        28,491             18,366         17,936           28,491
       8            14,775              20,282         20,052        28,491             20,101         19,871           28,491
       9            15,513              22,259         22,029        28,491             22,014         21,784           28,491
      10            16,289              24,434         24,404        28,491             24,138         24,108           28,491
      11            17,103              26,900         26,870        29,053             26,563         26,533           28,689
      12            17,959              29,648         29,618        31,723             29,275         29,245           31,325
      13            18,856              32,662         32,632        34,949             32,251         32,221           34,510
      14            19,799              35,984         35,954        38,144             35,532         35,502           37,664
      15            20,789              39,625         39,595        42,003             39,127         39,097           41,475
      16            21,829              43,643         43,613        45,825             43,093         43,063           45,248
      17            22,920              48,042         48,012        50,445             47,437         47,407           49,809
      18            24,066              52,852         52,852        55,495             52,186         52,186           54,795
      19            25,270              58,177         58,177        61,086             57,402         57,402           60,273
      20            26,533              64,038         64,038        67,240             63,088         63,088           66,243
      25            33,864             103,482        103,482       108,656             99,712         99,712          104,698
      30            43,219             167,222        167,222       172,239            157,036        157,036          161,747

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.46% NET)

                                                  CURRENT CHARGES*                            GUARANTEED CHARGES**
                    Premiums       --------------------------------------------   ------------------------------------------------
    End of        Accumulated                           Cash                                          Cash
   Contract      at 5% Interest        Account       Surrender        Death           Account       Surrender          Death
     Year           Per Year            Value          Value         Benefit           Value          Value           Benefit
                                   --------------------------------------------   ------------------------------------------------
       1            10,500              10,024          9,244        28,491             10,024          9,244           28,491
       2            11,025              10,414          9,634        28,491             10,414          9,634           28,491
       3            11,576              10,799         10,019        28,491             10,797         10,017           28,491
       4            12,155              11,199         10,569        28,491             11,169         10,539           28,491
       5            12,763              11,615         10,985        28,491             11,524         10,894           28,491
       6            13,401              12,047         11,617        28,491             11,857         11,427           28,491
       7            14,071              12,497         12,067        28,491             12,159         11,729           28,491
       8            14,775              12,965         12,735        28,491             12,421         12,191           28,491
       9            15,513              13,451         13,221        28,491             12,628         12,398           28,491
      10            16,289              13,957         13,927        28,491             12,766         12,736           28,491
      11            17,103              14,505         14,475        28,491             12,837         12,807           28,491
      12            17,959              15,075         15,045        28,491             12,803         12,773           28,491
      13            18,856              15,670         15,640        28,491             12,643         12,613           28,491
      14            19,799              16,288         16,258        28,491             12,329         12,299           28,491
      15            20,789              16,933         16,903        28,491             11,820         11,790           28,491
      16            21,829              17,604         17,574        28,491             11,065         11,035           28,491
      17            22,920              18,303         18,273        28,491              9,988          9,958           28,491
      18            24,066              19,031         19,001        28,491              8,480          8,450           28,491
      19            25,270              19,790         19,760        28,491              6,394          6,364           28,491
      20            26,533              20,580         20,550        28,491              3,524          3,494           28,491
      25            33,864              25,048         25,018        28,491                  -              -                -
      30            43,219              30,524         30,494        31,440                  -              -                -

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SERVUS LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.54% NET)

                                                  CURRENT CHARGES*                            GUARANTEED CHARGES**
                    Premiums       --------------------------------------------   ------------------------------------------------
    End of        Accumulated                           Cash                                          Cash
   Contract      at 5% Interest        Account       Surrender        Death           Account       Surrender          Death
     Year           Per Year            Value          Value         Benefit           Value          Value           Benefit
                                   --------------------------------------------   ------------------------------------------------
       1            10,500                9,453          8,714       28,491              9,453          8,714           28,491
       2            11,025                9,257          8,533       28,491              9,257          8,533           28,491
       3            11,576                9,050          8,341       28,491              9,036          8,329           28,491
       4            12,155                8,846          8,285       28,491              8,786          8,229           28,491
       5            12,763                8,646          8,098       28,491              8,499          7,959           28,491
       6            13,401                8,451          8,083       28,491              8,167          7,810           28,491
       7            14,071                8,259          7,898       28,491              7,778          7,437           28,491
       8            14,775                8,070          7,879       28,491              7,317          7,141           28,491
       9            15,513                7,886          7,698       28,491              6,764          6,599           28,491
      10            16,289                7,704          7,674       28,491              6,096          6,066           28,491
      11            17,103                7,538          7,508       28,491              5,295          5,265           28,491
      12            17,959                7,375          7,345       28,491              4,318          4,288           28,491
      13            18,856                7,214          7,184       28,491              3,130          3,100           28,491
      14            19,799                7,057          7,027       28,491              1,683          1,653           28,491
      15            20,789                6,902          6,872       28,491                  -              -                -
      16            21,829                6,750          6,720       28,491                  -              -                -
      17            22,920                6,600          6,570       28,491                  -              -                -
      18            24,066                6,454          6,424       28,491                  -              -                -
      19            25,270                6,310          6,280       28,491                  -              -                -
      20            26,533                6,168          6,138       28,491                  -              -                -
      25            33,864                5,497          5,467       28,491                  -              -                -
      30            43,219                4,884          4,854       28,491                  -              -                -

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    Report of Independent Public Accountants

To the Board of Directors of
     Servus Life Insurance Company:

We have audited the accompanying balance sheets of Servus Life Insurance Company (a Connecticut Corporation and wholly-owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 2001 and 2000, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2001. These financial statements and the schedules referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, these financial statements were prepared using the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut, which practices differs from accounting principles generally accepted in the United States.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Servus Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2001. Furthermore, in our opinion, the supplemental data included in Note 2 reconciling income and capital and surplus as shown in the financial statements to income and stockholder's equity as determined in conformity with accounting principles generally accepted in the United

States, present fairly, in all material respects, the information shown therein.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Servus Life Insurance Company as of December 31, 2001 and 2000, and the results of its operations and the changes in its capital and surplus for each of the three years in the period ended December 31, 2001 in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut.

As explained in Note 2 to the financial statements, effective January 1, 2001, the Company changed its method of accounting to that prescribed in the codified National Association of Insurance Commissioners' Statements of Statutory Accounting Principles and related interpretations prescribed by the Insurance Department of the State of Connecticut.

Hartford, Connecticut
January 28, 2002

                          SERVUS LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                (STATUTORY BASIS)
                                     ($000)

                                                                         AS OF DECEMBER 31,
                                                                        --------------------
                                                                          2001         2000
                                                                        ---------    -------
ASSETS
   Bonds                                                                $ 6,021      $ 9,365
   Cash and short-term investment                                         5,379        1,844
                                                                        ---------    -------
     TOTAL CASH AND INVESTED ASSETS                                      11,400       11,209
                                                                        ---------    -------

   Investment income due and accrued                                        103          135
   Guaranty funds receivable                                                 70           83
   Deferred Tax Asset                                                        40           --
   Other assets                                                             246           --
                                                                        ---------    -------
TOTAL ASSETS                                                            $11,859      $11,427
                                                                        =========    =======
LIABILITIES
   Federal income taxes accrued                                         $   218      $   321
   Taxes, licenses and fees due and accrued                                  39           41
   Asset Valuation Reserve                                                    8            5
   Other liabilities                                                         15           16
                                                                        ---------    -------
     TOTAL LIABILITIES                                                      280          383
                                                                        ---------    -------

CAPITAL AND SURPLUS
   Common stock - 25,000 shares issued, authorized and outstanding        2,500        2,500
   Gross paid-in and contributed surplus                                  7,569        7,569
   Unassigned funds                                                       1,510          975
                                                                        ---------    -------
     TOTAL CAPITAL AND SURPLUS                                           11,579       11,044
                                                                        ---------    -------

TOTAL LIABILITIES, CAPITAL AND SURPLUS                                  $11,859      $11,427
                                                                        =========    =======

                 The accompanying notes are an integral part of
                   these statutory basis financial statements.

                          SERVUS LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                                (STATUTORY BASIS)
                                     ($000)

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                 --------------------------------
                                                                    2001       2000       1999
                                                                 ---------   --------  ----------
REVENUES
   Net investment income                                           $   565   $   629   $   563
   Commissions and expense allowances on reinsurance ceded               6         8        12
   Other revenue                                                        --         3        --
                                                                 ---------   --------  ----------
TOTAL REVENUES                                                         571       640       575
                                                                 ---------   --------  ----------
BENEFITS AND EXPENSES
   Commissions                                                           6         8        12
   General insurance expenses                                           --        --        13
   Insurance taxes, licenses and fees                                   64        82        80
                                                                 ---------   --------  ----------
TOTAL BENEFITS AND EXPENSES                                             70        90       105
                                                                 ---------   --------  ----------

NET GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAX EXPENSES            501       550       470
   Federal income tax expense                                            3       193       165
                                                                 ---------   --------  ----------
NET INCOME                                                         $   498   $   357   $   305
                                                                 =========   ========  ==========



                 The accompanying notes are an integral part of
                   these statutory basis financial statements.

                          SERVUS LIFE INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                                (STATUTORY BASIS)
                                     ($000)

                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                      --------------------------------------
                                                                         2001           2000          1999
                                                                      -----------    ----------    ---------
COMMON STOCK - 25,000 SHARES ISSUED, AUTHORIZED AND OUTSTANDING,
   Beginning and end of year                                          $  2,500       $  2,500      $  2,500
                                                                      -----------    ----------    ---------
GROSS PAID-IN AND CONTRIBUTED SURPLUS,
   Beginning and end of year                                             7,569          7,569         7,569
                                                                      -----------    ----------    ---------
UNASSIGNED FUNDS
   Balance, beginning of year                                              975            617           315

   Net income                                                              498            357           305
   Change in net deferred income taxes                                    (173)            --            --
   Change in non-admitted assets                                           156             --            --
   Change in asset valuation reserve                                        (3)             1            (3)
   Cumulative effect of changes in accounting principles                    57             --            --
                                                                      -----------    ----------    ---------
   Balance, end of year                                                  1,510            975           617
                                                                      -----------    ----------    ---------
CAPITAL AND SURPLUS
   End of year                                                        $ 11,579       $ 11,044      $ 10,686
                                                                      ===========    ==========    =========

                 The accompanying notes are an integral part of
                   these statutory basis financial statements.

                          SERVUS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                (STATUTORY BASIS)
                                     ($000)

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                    ------------------------------------
                                                                      2001          2000          1999
                                                                    ---------     ---------     --------
OPERATING ACTIVITIES
   Net investment income                                            $   634       $   622       $   616
   Commissions and expense allowances on reinsurance ceded                6             8            12
   Other income                                                          13             4             7
                                                                    ---------     ---------     --------
      TOTAL INCOME                                                      653           634           635
                                                                    ---------     ---------     --------
   Commissions and other expenses                                        71            86            99
   Federal income tax payments                                          106           209            --
                                                                    ---------     ---------     --------
      TOTAL BENEFITS AND EXPENSES                                       177           295            99
                                                                    ---------     ---------     --------

   NET CASH PROVIDED BY OPERATING ACTIVITIES                            476           339           536
                                                                    ---------     ---------     --------
INVESTING ACTIVITIES
   PROCEEDS FROM INVESTMENTS SOLD
   Bonds                                                              3,610           210         2,900
                                                                    ---------     ---------     --------
      NET INVESTMENT PROCEEDS                                         3,610           210         2,900
                                                                    ---------     ---------     --------
   COST OF INVESTMENTS ACQUIRED
   Bonds                                                                304         3,506         3,395
                                                                    ---------     ---------     --------
      NET INVESTMENTS ACQUIRED                                          304         3,506         3,395
                                                                    ---------     ---------     --------
   NET CASH PROVIDED BY (USED FOR) INVESTING ACTIVITY                 3,306        (3,296)         (495)
                                                                    ---------     ---------     --------
FINANCING AND MISCELLANEOUS ACTIVITIES
   Net other cash (used) provided                                      (247)           50           (30)
                                                                    ---------     ---------     --------
   NET CASH (USED FOR) PROVIDED BY FINANCING AND MISCELLANEOUS
   ACTIVITIES                                                          (247)           50           (30)
                                                                    ---------     ---------     --------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS            3,535        (2,907)           11
CASH AND SHORT-TERM INVESTMENTS, Beginning of year                    1,844         4,751         4,740
                                                                    ---------     ---------     --------
CASH AND SHORT-TERM INVESTMENTS, End of year                        $ 5,379       $ 1,844       $ 4,751
                                                                    =========     =========     ========

                 The accompanying notes are an integral part of
                   these statutory basis financial statements.

                         SERVUS LIFE INSURANCE COMPANY

                        NOTES TO FINANCIAL STATEMENTS
                              (STATUTORY BASIS)
                              DECEMBER 31, 2001

1.   ORGANIZATION AND DESCRIPTION OF BUSINESS:

     Servus Life Insurance Company ("Servus Life" or the "Company") is a wholly-owned subsidiary of Hartford Life Insurance Company ("HLIC"), an indirect subsidiary of Hartford Life, Inc. ("HLI"). HLI is indirectly owned by The Hartford Financial Services Group, Inc. ("The Hartford"). Servus Life is licensed in several states to sponsor variable and fixed annuities.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     BASIS OF PRESENTATION

     The accompanying statutory basis financial statements are prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance.

     Current prescribed statutory accounting practices include the adoption of the NAIC's codified ACCOUNTING PRACTICES AND PROCEDURES manual, effective January 1, 2001, as well as current state laws and regulations. Permitted statutory accounting practices encompass accounting practices approved by the state insurance departments. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

     The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for future benefits and the liability for premium and other deposit funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

     Certain reclassifications have been made to prior year financial information to conform with current year presentation.

     STATUTORY ACCOUNTING VERSUS ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP")


     Statutory accounting practices and GAAP differ in certain significant respects. These differences principally involve:

     (1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life and gross profit stream of the policies for GAAP purposes;

     (2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

     (3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used under GAAP;

     (4) excluding certain assets designated as non-admitted assets (e.g., negative Interest Maintenance Reserve, and past due agents' balances) from the balance sheet for statutory purposes by directly charging surplus;

     (5) the calculation of post retirement benefits obligation which, for statutory accounting, excludes non-vested employees whereas GAAP liabilities include a provision for such employees; statutory and GAAP accounting permit either immediate recognition of the liability or straight-line amortization of the liability over a period not to exceed 20 years. For GAAP, The Hartford's obligation was immediately recognized, whereas, for statutory accounting, the obligation is being recognized ratably over a 20 year period;

     (6) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

     (7) the reporting of reserves and benefits net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

     (8) the reporting of fixed maturities at amortized cost for statutory purposes, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity,

     (9) statutory accounting calculates separate account liabilities using prescribed actuarial methodologies, which approximate the market value of separate account assets, less applicable surrender charges. The separate account surplus generated by these reserving methods is recorded as an amount due to or from the separate account on the statutory basis balance sheet, with changes reflected in the statutory basis results of operations. On a GAAP basis, separate account assets and liabilities are held at fair value; and

     (10) the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus.

     There were no significant differences in net income or capital and surplus as of and for the years ended December 31, 2001, 2000 and 1999 between GAAP and statutory accounting practices.

     AGGREGATE RESERVES FOR LIFE AND ACCIDENT AND HEALTH POLICIES AND CONTRACTS AND LIABILITY FOR DEPOSIT TYPE CONTRACTS

     Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with applicable actuarial standards. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from 2.25% to 8.75% and using the Commissioners Annuity Reserve Valuation Method ("CARVM").

     An analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics as of December 31, 2001 (including general and separate account liabilities) is as follows:

                                                                                              % OF
     Subject to discretionary withdrawal:                                        AMOUNT       TOTAL
                                                                                --------     -------
     At book value, less current surrender charge of 5% or more                 $    47         0.7%
                                                                                --------     -------
     Total with adjustment or at market value                                        47         0.7%
                                                                                --------     -------
     At book value without adjustment (minimal or no charge or adjustment)        6,558        96.0%
     Not subject to discretionary withdrawal                                        224         3.3%
                                                                                --------     -------
     Total, gross                                                                 6,829       100.0%
     Reinsurance ceded                                                            6,829       100.0%
                                                                                --------     -------
     TOTAL, NET                                                                 $    --         0.0%
                                                                                ========     =======

     INVESTMENTS

     Investments in bonds are carried at amortized cost and are amortized using the interest method, in accordance with Statements of Statutory Accounting Principles ("SSAP") No. 26 - BONDS, EXCLUDING LOANED-BACKED AND STRUCTURED SECURITIES. Bonds that are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") are carried at the appropriate SVO published value. When a reduction in the value of a security is deemed to be unrecoverable, the decline in value is reported as a realized loss and the carrying value is adjusted accordingly. Short-term investment consists of a money market fund and is stated at cost, which approximates fair value.

     The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The AVR balances were $8 and $6 in 2001 and 2000, respectively. Additionally, the Interest Maintenance Reserve ("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the original life of the bond. Realized capital gains and losses, net of taxes, not included in IMR is reported in the statutory basis statements of operations. Realized investment gains and losses are determined on a specific identification basis.

     CODIFICATION

     The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Connecticut Department of Insurance. Effective January 1, 2001, the State of Connecticut required that insurance companies domiciled in the State of Connecticut prepare their statutory basis financial statements in accordance with the NAIC codified ACCOUNTING PRACTICES AND PROCEDURES manual, effective January 1, 2001, subject to any deviations prescribed or permitted by the State of Connecticut insurance commissioner.

     Accounting changes adopted to conform to the provisions of the NAIC codified ACCOUNTING PRACTICES AND PROCEDURES manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased unassigned surplus of $57. The adjustment to increase unassigned surplus is related to SSAP 10 - INCOME TAXES.

3.   INVESTMENTS:

     For the years ended December 31,

     (a.) COMPONENTS OF NET INVESTMENT INCOME

                                                                   2001      2000      1999
                                                                -------   --------  -------
     Interest income from bonds and short-term investments      $   402   $   640   $   563
     Interest income from cash on hand or on deposit                170        --        --
                                                                -------   --------  -------
     Gross investment income                                        572       640       563
         Less: Investment expenses                                    7        11        --
                                                                -------   --------  -------
     NET INVESTMENT INCOME                                      $   565   $   629   $   563
                                                                =======   =======   =======

     (b.) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND
          SHORT-TERM INVESTMENTS

                                                                          2001       2000       1999
                                                                       --------   --------    --------
     Gross unrealized capital gains                                    $   235    $    92     $    --
     Gross unrealized capital losses                                        --        (14)        (98)
                                                                       --------   --------    --------
     Net unrealized capital gains/(losses)                                 235         78         (98)
     Balance, beginning of year                                             78        (98)         98
                                                                       --------   --------    --------
     CHANGE IN NET UNREALIZED CAPITAL GAINS/(LOSSES) ON BONDS AND
     SHORT-TERM INVESTMENTS                                            $   157    $   176     $  (196)
                                                                       ========   ========    ========

     (c.) COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)

     The Company had no significant net realized capital gains (losses) for the years ended December 31, 2001, 2000 or 1999.

     (d.) DERIVATIVE INVESTMENTS

     The Company had no significant derivative holdings as of December 31, 2001 or 2000.

     (e.) CONCENTRATION OF CREDIT RISK

     Excluding U.S. Government and government agency investments, the Company is not exposed to any significant concentration of credit risk in fixed maturities of a single issuer greater than 10% of capital and surplus as of December 31, 2001.

     (f.) BONDS AND SHORT-TERM INVESTMENTS BY CLASSIFICATION

                                                                GROSS       GROSS
                                                  AMORTIZED   UNREALIZED  UNREALIZED     ESTIMATED
               DECEMBER 31, 2001                   COST         GAINS       LOSSES       FAIR VALUE
----------------------------------------------------------------------------------------------------
U.S. Government and government agencies and
authorities:
     - Guaranteed and sponsored                  $  6,021    $    235    $     --        $  6,256
                                                 ---------   ---------   ----------      ------------
TOTAL BONDS AND SHORT-TERM INVESTMENTS           $  6,021    $    235    $     --        $  6,256
                                                 =========   =========   ==========      ============

                                                                GROSS       GROSS
                                                 AMORTIZED    UNREALIZED   UNREALIZED    ESTIMATED
               DECEMBER 31, 2000                  COST          GAINS       LOSSES       FAIR VALUE
---------------------------------------------------------------------------------------------------
U.S. Government and government agencies and
authorities:
     - Guaranteed and sponsored                  $ 9,365      $    92      $   (14)      $ 9,443
Short-term investments                             1,839           --           --         1,839
                                                 ---------    ---------    ---------     ----------
TOTAL BONDS AND SHORT-TERM INVESTMENTS           $11,204      $    92      $   (14)      $11,282

     The amortized cost and estimated fair value of bonds and short-term investments as of December 31, 2001 by estimated maturity year are shown below. Expected maturities differ from contractual maturities due to call or repayment provisions.

           MATURITY               AMORTIZED COST            FAIR VALUE
----------------------------------------------------------------------
One year or less                      $    2,320           $    2,357
Over one year through five years           3,701                3,899
                                      -----------          -----------
TOTAL                                 $    6,021           $    6,256
                                      ===========          ===========

     Bonds with a carrying value of $6,020 were on deposit as of December 31, 2001 with various regulatory authorities as required.

     (g.) FAIR VALUE OF FINANCIAL INSTRUMENTS BALANCE SHEET ITEMS

     The carrying amount and fair value of the Company's financial instruments at December 31, 2001 and 2000 were as follows:

                                                 2001                      2000
                                        ----------------------   ----------------------
                                        CARRYING       FAIR       CARRYING       FAIR
                                         AMOUNT        VALUE       AMOUNT        VALUE
                                        ----------    --------   -----------    -------
Assets
   Bonds and short-term investments      $ 6,021      $ 6,256      $11,204      $11,282

     The estimated fair value of bonds and short-term investments was determined by the Company primarily using NAIC market values.

4.   INCOME TAXES:

     a. The components of the net deferred tax asset/(liability) are as follows:

                                                                           DECEMBER 31,   JANUARY 1,
                                                                               2001           2001
                                                                           ------------   -----------
Total of all deferred tax assets (admitted and nonadmitted)                $     396      $     568
Total of all deferred tax liabilities                                      $      (1)     $      --
Total deferred tax assets nonadmitted in accordance with SSAP No. 10,
   Income Taxes                                                            $    (355)     $    (511)
Increase in deferred taxes nonadmitted                                     $    (156)           N/A

     b.   Deferred tax liabilities are not recognized for the following amounts:

          NONE

     c. The components of incurred income tax expense and the change in deferred tax assets and deferred tax liabilities are as follows:

                                               2001          2000
                                             ---------     ---------
Current income taxes incurred                $       3     $     193

                                             STAT/TAX
DEFERRED TAX ASSETS                          DIFFERENCE    TAX EFFECT
---------------------------------------------------------------------
Tax DAC                                      $   1,131     $     396
                                             -----------   ----------
Total deferred tax assets                    $   1,131     $     396
                                             -----------   ----------
Deferred tax assets nonadmitted              $  (1,016)    $    (356)

                                                                   STAT/TAX
DEFERRED TAX LIABILITIES                                          DIFFERENCE           TAX EFFECT
---------------------------------------------------------------------------------------------------
Bonds                                                         $            (2)     $            (1)
                                                              ----------------     ----------------
Total deferred tax liabilities                                $            (2)     $            (1)
                                                              ----------------     ----------------

     The changes in the main components of deferred tax assets and deferred tax liabilities are as follows:

     Deferred tax assets resulting from book/tax difference:

                                                    DECEMBER 31,      JANUARY 1,
                                                        2001             2001               CHANGE
                                                  ----------------   --------------    -------------
Tax DAC                                           $            396   $          568    $       (172)
Total deferred tax assets                         $            396   $          568    $       (172)
Deferred tax assets nonadmitted                   $           (355)  $         (511)   $        156

     Deferred tax liabilities resulting from book/tax difference:

                                                   DECEMBER 31,      JANUARY 1,
                                                       2001             2001             CHANGE
                                                   --------------   --------------    -------------
Bonds                                              $          (1)   $            -    $         (1)
                                                   --------------   --------------    -------------
Total deferred tax liabilities                     $          (1)   $            -    $         (1)
                                                   --------------   --------------    -------------

                                                   DECEMBER 31,       JANUARY 1,
                                                       2001              2001              CHANGE
                                                  ---------------   ---------------   -------------
Total deferred tax assets                         $           396   $           568   $       (172)
Total deferred tax liabilities                    $           (1)   $             -   $         (1)
                                                  ---------------   ---------------   -------------
Net deferred tax asset (liability)                $           395   $           568   $       (173)
                                                  ===============   ===============   =============
Change in net deferred income tax                                                     $       (173)

     d. The Company's income tax expense and change in deferred tax assets and deferred tax liabilities differs from the amount obtained by applying the federal statutory rate of 35% to the Net Gain from Operations for the following reasons:

                                                     DECEMBER 31,2001       EFFECTIVE TAX RATE
                                              --------------------------    --------------------
Provision computed at statutory rate          $                      176                   35.0%
                                              --------------------------    --------------------
Total                                         $                      176                   35.0%
                                              ==========================    ====================

                                                      DECEMBER 31,2001        EFFECTIVE TAX RATE
                                               --------------------------    --------------------
Federal and foreign income tax incurred        $                        3                    0.5%
Change in net deferred income taxes                                   173                   34.5%
                                               --------------------------    --------------------
Total statutory income taxes                   $                      176                   35.0%
                                               ==========================    ====================

     As of December 31, the Company had no operating loss carry forwards.

     The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

2001            $              3
2000            $            193
1999            $            165

     The Company's Federal income tax return is consolidated within The Hartford Financial Services Group, Inc. consolidated federal income tax return. Please refer to Schedule Y of the Company's most recent Annual Statement for a list of the entities within the consolidated group.

     The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses, to the extent available for use by the group. Intercompany tax balances are settled quarterly.

5.   AGGREGATE RESERVES FOR FUTURE BENEFITS AND REINSURANCE:

     The Company's existing life reserves consist of deferred fixed annuities and supplementary contracts. The Company cedes 100% of its insurance to Met Life Security Insurance Company of Louisiana in order to eliminate its insurance risk. Ceding this business, however, does not relieve the Company of its primary liability to its policyholders, and therefore, if the assuming reinsurer does not fulfill its obligations, the Company may suffer losses.

     There were no material reinsurance premiums assumed or ceded or reinsurance recoverables from reinsurers outstanding as of, and for the years ended December 31, 2001, 2000 or 1999.

     The effect of reinsurance on reserve for future benefit balances as of December 31, is summarized as follows:

                              2001                                 DIRECT          CEDED         NET
     -----------------------------------------------------------------------------------------------------
     Aggregate reserves for future benefits                   $       7,339  $     (7,339)  $            -
     Premiums and annuity considerations                      $          72  $        (72)  $            -
     Death, annuity, surrender and other benefits             $          50  $        (50)  $            -

                              2000                                 DIRECT          CEDED            NET
     Aggregate reserves for future benefits                   $       8,735  $     (8,735)  $            -
     Premiums and annuity considerations                      $         107  $       (107)  $            -
     Death, annuity, surrender and other benefits             $         425  $       (425)  $            -

                              1999                                 DIRECT          CEDED            NET
     Aggregate reserves for future benefits                   $      12,045  $    (12,045)  $            -
     Policy and contract claim liabilities                    $         100  $       (100)  $            -
     Premiums and annuity considerations                      $         556  $       (556)  $            -
     Death, annuity, surrender and other benefits             $         152  $       (152)  $            -

6.   RELATED PARTY TRANSACTIONS

     Transactions between the Company and its affiliates relate principally to tax settlements, rental and service fees, capital contributions and payments of dividends. Amounts incurred for related party transactions were insignificant for 2001, 2000 and 1999.

7.   CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

     The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval, is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, Federal income taxes and before realized capital gains or (losses) for the previous year. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 2001, 2000 or 1999. The amount available for dividend in 2002 is approximately $908.

8.   COMMITMENTS AND CONTINGENT LIABILITIES:

     (a)  LITIGATION

     The Company is involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and punitive damages have been asserted. Some of these cases have been filed as purported class actions and some cases have been filed in certain jurisdictions that permit punitive damage awards disproportionate to the actual damages incurred. Although there can be no assurances, at the present time, the Company does not anticipate that the ultimate liability, arising from such pending or threatened litigation, will have a material adverse effect on the statutory capital and surplus of the Company.

     (b)  GUARANTY FUNDS

     Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Guaranty fund assessments are not material as of December 31, 2001, 2000 and 1999.

     (c)  TAX MATTERS

     The Company's Federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The Company's 1997 and 1996 Federal income tax returns are currently under audit by the IRS. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax related matters for all open tax years.